FUND ACCOUNTING AGREEMENT

THIS FUND ACCOUNTING AGREEMENT (this “Agreement”) is effective as of August 1, 2015 (the “Effective Date”), by and between each investment company listed on Exhibit A attached hereto (each, a “Company”), on behalf of itself or, where noted on Exhibit A, on behalf of its Series (as defined below), severally and not jointly (each Company and/or Series a “Fund”, and collectively the “Funds”), T. Rowe Price Associates, Inc., solely with respect to Section 3(c) (“TRP”), and The Bank of New York Mellon, a New York banking organization (“BNY Mellon”).

W I T N E S S E T H :

WHEREAS, each Company is an investment company registered under the Investment Company Act of 1940, as amended; and

WHEREAS, each Company, where noted in Exhibit A, desires to retain BNY Mellon to provide for the portfolios identified on Exhibit A hereto (each, a “Series”) the services described in this Agreement, in Schedule I and in any Service Level Descriptions (“SLDs”) attached hereto, and BNY Mellon is willing to provide such services, all as more fully set forth below;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

1. Definitions.

Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below. All other defined terms have the meanings ascribed to them in other provisions of this Agreement.

“1933 Act” means the Securities Act of 1933, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“1940 Act” means the Investment Company Act of 1940, as amended from time to time (together with its corresponding rules, regulations and any applicable guidance and/or interpretations of the SEC (as defined below) or its staff promulgated thereunder).

“Authorized Person” means each employee of the Investment Adviser, whether or not an officer or an employee of a Fund, who is duly authorized by the Board to execute this Agreement and to give Instructions on behalf of such Fund as set forth in Exhibit B hereto, as may be updated from time to time, at the direction of the Fund or the Investment Adviser and each Authorized Person’s scope of authority may be limited by setting forth such limitation in a written document signed by BNY Mellon and the applicable Fund. From time to time each Fund may deliver a new Exhibit B to add or delete any person and BNY Mellon shall be entitled to rely on the last Exhibit B actually received by BNY Mellon.

“BNY Mellon Affiliate” means any office, branch or subsidiary of The Bank of New York Mellon Corporation.

“Board” means a Fund’s board of directors or board of trustees.

“Contract Year” means each period of twelve (12) consecutive months during the Initial Term of this Agreement, with the first Contract Year commencing on the Effective Date, and with each subsequent Contract Year commencing on the anniversary of the Effective Date.

“Documents” means such documents, including but not limited to, Board resolutions, including resolutions of the Fund’s Board authorizing the execution, delivery and performance of this Agreement by the Fund, as BNY Mellon may reasonably request from time to time, in connection with its provision of services under this Agreement.

“Fund Affiliate” shall include any person or entity that would be defined as an affiliated person under the 1940 Act.

“Instructions” means Oral Instructions or written communications actually received by BNY Mellon by S.W.I.F.T., tested telex, letter, facsimile transmission, electronic transmission (“email”) or other method or system specified in Schedule I or the SLDs

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attached hereto or otherwise mutually agreed to in writing by BNY Mellon and the Fund as available for use in connection with the services hereunder, from an Authorized Person or person believed in good faith and without involving BNY Mellon Misconduct (as defined herein) to be an Authorized Person. If BNY Mellon receives written Instructions that appear to have been transmitted by an Authorized Person (e.g., they appear to have been sent from the Authorized Person’s work email/domain name) via (i) email or other electronic method that is not secure, or (ii) secure electronic transmission containing applicable authorization codes, passwords or authentication keys, the Fund understands and agrees that BNY Mellon shall be entitled to presume that such written Instructions have been sent by such Authorized Person. The Fund agrees that if Oral Instructions are received by BNY Mellon and contrary written Instructions are subsequently received by BNY Mellon, BNY Mellon shall promptly notify an Authorized Person to resolve the discrepancy between the written Instructions and the Oral Instructions; provided, however, if BNY Mellon takes any actions or commences any transactions based on the Oral Instructions prior to the receipt of contrary written Instructions, such receipt of contrary written Instructions shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by BNY Mellon in accordance with such Oral Instructions.

“Investment Adviser” means the entity identified by a Fund to BNY Mellon as the entity that has been retained by the Fund to provide investment advisory service to the Fund on a discretionary basis.

“Middle Office Services Agreement” means the agreement between BNY Mellon and TRP covering middle offices services and obligations during the transition period and end-state operations, as may be amended from time-to-time.

“NAV Error” means an error in the computation of the net asset value for a Fund or class as more fully described in the NAV Error Policy.

“NAV Error Policy” means the TRP Net Asset Value Error Policy as attached hereto as Schedule II.

“Net Asset Value” means the per share value of a Fund, or in the case of a Fund with multiple classes of shares, the per share value of a class, calculated in the manner described in the Funds’ Offering Materials.

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“Offering Materials” means a Fund’s currently effective prospectus and most recently filed registration statement with the SEC relating to shares of the Fund.

“Oral Instructions” means oral instructions received by BNY Mellon from an Authorized Person.

“Organizational Documents” means certified copies of a Fund’s articles of incorporation, certificate of incorporation, Offering Materials, all SEC exemptive orders issued to a Fund or upon which a Fund relies, or similar documents, as applicable, delivered on behalf of a Fund by an Authorized Person to and received by BNY Mellon.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means the 1933 Act, the 1934 Act and the 1940 Act.

“Shares” means the shares of beneficial interest or of common stock of any series or class of a Fund.

“Specified Cause Event” shall have the meaning set forth in the SLDs.

“Specified Convenience Event” shall have the meaning set forth in the SLDs.

2. Appointment.

Each Company hereby appoints BNY Mellon as its agent for the term of this Agreement to perform (i) the services described in this Agreement and in Schedule I attached hereto and in any SLDs, and (ii) the services that are an inherent part of or required for the proper performance and provision of the services described in this Agreement and in Schedule I, including any SLDs attached hereto. BNY Mellon hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

3. Representations and Warranties.

(a) Each Fund hereby represents and warrants to BNY Mellon, which representations and warranties shall be deemed to be continuing, that:

(i) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(ii) This Agreement has been duly authorized, executed and delivered by

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such Company, on behalf of itself or its Series, as applicable in accordance with all requisite action of the Board and constitutes a valid and legally binding obligation of such Company or Series, as applicable, enforceable in accordance with its terms;

(iii) It is conducting its business in material compliance with all applicable laws, regulations, rules, decrees, orders and codes, whether global, state and federal, provincial or local (collectively, “Laws”) has made and will continue to make all necessary filings including tax filings and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its Organizational Documents, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement;

(iv) The method of valuation of securities and the method of computing the Net Asset Value shall be as set forth in the Offering Materials of the Fund or as otherwise provided by the Investment Adviser. To the extent the performance of any services related to the computation of the Net Asset Value as described in Schedule I attached hereto by BNY Mellon in accordance with the then effective Offering Materials for the Fund would violate any applicable laws or regulations, the Fund shall immediately so notify BNY Mellon in writing and thereafter shall either furnish BNY Mellon with the appropriate values of securities, Net Asset Value or other computation, as the case may be, or instruct BNY Mellon either in writing or orally to value securities and/or compute Net Asset Value or other computations in a manner the Fund specifies either in writing or orally (provided that in each case the Fund will provide written confirmation of such Oral Instructions within twenty-four (24) hours or as promptly as practical under the circumstances), and either the furnishing of such values or the giving of such instructions shall constitute a representation by the Fund that the same is consistent with all applicable laws and regulations and with its Offering Materials, all subject to confirmation by BNY Mellon as to its capacity to act in accordance with the foregoing;

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(v) Each person named on Exhibit B hereto, as may be amended from time to time at the discretion of the Fund or the Investment Adviser, is duly authorized by such Fund to be an Authorized Person hereunder;

(vi) The Fund shall treat as confidential the fee schedule, rate card and all compensation details contemplated by and in any way related to this Agreement and shall not disclose nor authorize disclosure thereof to any other person, except (i) to its employees, regulators, examiners, internal and external accountants, auditors and counsel, (ii) to any other person when required by applicable law, court order or legal process, (iii) as agreed in writing by BNY Mellon or (iv) whenever advised by its counsel that it would be liable for a failure to make such disclosure. The Fund shall instruct its employees, regulators, examiners, internal and external accountants, auditors and counsel who may be afforded access to such information of the Fund’s obligations of confidentiality hereunder;

(vii) The Fund shall promptly notify BNY Mellon in writing of any and all legal proceedings filed against the Fund, the Board, or to its knowledge, the Investment Adviser to the extent such legal proceedings, if resolved in a manner adverse to the Fund, the Investment Adviser or the Board, as applicable, would be reasonably expected to materially impair the ability to satisfy obligations or receive services as contemplated by this Agreement; and

(viii) The Fund acknowledges that certain information provided by BNY Mellon on BNY Mellon’s websites may be protected by copyrights, trademarks, service marks and/or other intellectual property rights, and as such, agrees that all such information provided is for the sole and exclusive use of the Fund and its authorized users of such websites. Certain information provided by BNY Mellon is supplied to BNY Mellon pursuant to third party licensing agreements which restrict the use of such information and protect the proprietary rights of the appropriate licensor (“Licensor”) with respect to such information. Therefore, the Fund further agrees (a) not to disclose, disseminate, reproduce, redistribute or republish information provided by BNY Mellon on its websites in any way without the express written permission of BNY Mellon and the Licensor (Licensor permission to be obtained by BNY Mellon prior to BNY Mellon providing its permission), and (b) to

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comply with the terms, conditions and restrictions disclosed on BNY Mellon’s websites and as set forth in Appendix I, provided that the Fund may disclose, reproduce or redistribute such information to (1) affiliates of the Fund for their internal use in connection with the services provided under this Agreement; (2) its regulators, examiners, internal or external accountants, auditors and counsel; (3) to any other person when required by applicable law, court order or legal process; and/or (4) whenever advised by its counsel that it would be liable for failure to make such disclosure. See Appendix I for electronic access terms and conditions.

(b) BNY Mellon hereby represents and warrants to each Fund, which representations and warranties shall be deemed to be continuing, that:

(i) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(ii) This Agreement has been duly authorized, executed and delivered in accordance with all requisite action and constitutes a valid and legally binding obligation of BNY Mellon, enforceable in accordance with its terms, and BNY Mellon has all necessary registrations and/or licenses necessary to perform the services under this Agreement;

(iii) BNY Mellon’s entrance into this Agreement shall not cause a breach or be in conflict with any other agreement or obligation of BNY Mellon or any law or regulation applicable to BNY Mellon;

(iv) No legal or administrative actions have been instituted which would materially impair BNY Mellon’s ability to perform its obligations under this Agreement;

(v) BNY Mellon has completed, obtained and performed all registrations, filings, approvals, and authorizations, consents or examinations required by any government or governmental authority to which BNY Mellon is subject, to perform the services contemplated by this Agreement and will maintain the same in effect for so long as this Agreement remains in effect.

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(vi) BNY Mellon shall provide the services under this Agreement to the Funds in accordance with the terms and conditions of Schedule I attached hereto and this Agreement, including for the avoidance of doubt, in accordance with the NAV Error Policy;

(vii) To the best of BNY Mellon’s knowledge, all the information relating to BNY Mellon that BNY Mellon or its authorized agents have given to a Fund in connection with the due diligence performed during the request for proposal process and with the transactions contemplated by this Agreement, and to the Board of Directors of the Fund in connection with its due diligence process, is full, complete and accurate and the Fund may reasonably rely on such information until it receives written notice from BNY Mellon of any changes which would materially impair BNY Mellon’s ability to perform its obligations under this Agreement;

(viii) BNY Mellon shall comply with all Laws applicable to the performance of its services, and its standard of performance of such services shall be in accord with such standards as may be imposed by such laws and the requirements of all applicable regulatory authorities having jurisdiction over BNY Mellon. BNY Mellon has compliance policies and procedures reasonably designed to prevent violations of the federal securities laws, and it will cooperate with, make personnel available to, and provide such information as may reasonably be requested to the Fund or the Fund’s Chief Compliance Officer (“CCO”) in order for the CCO to perform his or her duties under Rule 38a-1 under the 1940 Act. In addition, as reasonably requested by the CCO, BNY Mellon will provide summary procedures and updates, as applicable, to the CCO and the Fund concerning its compliance with applicable laws and regulations;

(ix) As of the Effective Date and thereafter during the term of this Agreement, that (i) in connection with the services provided under this Agreement, neither BNY Mellon nor any BNY Mellon Affiliate, nor any officer or employee of BNY Mellon, has taken or shall take any action or make any payment in violation of, or which may cause BNY Mellon, any BNY Mellon Affiliate, any Fund, or any Fund Affiliate to be in violation of any applicable anti-corruption laws in any jurisdictions where it conducts business, including without limitation the

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provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and of the U.K. Bribery Act (collectively, “FCPA”); (ii) no part of any monies or consideration paid hereunder shall accrue for the benefit of any official of the government of any country or any agency thereof; (iii) BNY Mellon’s global compliance program for FCPA includes a written global policy supplemented by companywide and business specific internal guidance and procedures, a designated anti-corruption compliance officer, anti-corruption risk assessments and internal controls, as well as internal training and a regular auditing/monitoring program; (iv) BNY Mellon’s global FCPA policy and related gifts and entertainment policies require that no employee or anyone else acting on behalf of BNY Mellon offers, promises, gives, solicits or accepts any payment or other thing of value, directly or indirectly, to or from any government official, or any other party in a commercial transaction, with the purpose of obtaining or retaining business, to receive any business advantage or to direct business to any person; and (v) the compliance program BNY Mellon has in place adequately addresses the FCPA risks in its global operations. BNY Mellon shall make available for review by the Fund, or its designee, upon the Fund’s reasonable request at any time during the term of this Agreement, books, records, and other documentation relevant to its compliance with the FCPA in connection with the services provided under this Agreement. At the Fund’s request, not more than once annually, BNY Mellon shall certify in writing that, to the best of its knowledge, it has complied in all material respects with this Section 3(b)(ix). BNY Mellon does not undertake any responsibility or liability with respect to FCPA compliance measures that the Fund may be required to undertake under applicable Law;

(x) BNY Mellon has implemented and maintains reasonable procedures and systems (including reasonable disaster recovery and business continuity plans and procedures consistent with legal, regulatory and business needs applicable to BNY Mellon’s delivery of the services hereunder) to safeguard each Fund’s records and data and BNY Mellon’s records, data, equipment facilities and other property that it uses in the performance of its obligations under this Agreement from loss or damage attributable to fire, theft, or any other cause, and BNY Mellon will make such changes to the procedures and systems from time to time as are reasonably

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required for the secure performance of its obligations under this Agreement, provided, however, BNY Mellon shall not make any modification to its disaster recovery and business continuity plans that would materially and adversely affect their application to the Fund;

(xi) BNY Mellon will maintain a fidelity bond and an insurance policy with respect to errors and omissions coverage in form and amount that are commercially reasonable in light of BNY Mellon’s duties and responsibilities under this Agreement;

(xii) BNY Mellon has (and will ensure that BNY Mellon Affiliates have) implemented, and will continue to maintain and update during the term of this Agreement, an information security program with written policies and procedures designed to protect the confidentiality and integrity of the Fund’s Confidential Information that will comply with industry practice for the services provided under this Agreement, the confidentiality provisions of this Agreement, and that are no less rigorous than those maintained by BNY Mellon for its own information of a similar nature or for information of a similar nature that BNY Mellon receives from other BNY Mellon existing clients for the services provided under this Agreement. The information security program will contain administrative technical and physical safeguards, appropriate to the type of information concerned, designed to: (a) protect the security and confidentiality of such information; (b) protect against anticipated threats or hazards to the security or integrity of such information; (c) protect against unauthorized access to or use or alteration of such information, and (d) protect against the destruction or loss of such information and (e) provide for appropriate disposal of such information. BNY Mellon shall provide for (i) computer and technology security systems, including firewalls and encryption where appropriate, (ii) physical security procedures, including security guards and regular monitoring of work areas within data centers, (iii) security assessments of third party vendors and other third party subcontractors, (iv) ongoing monitoring of system activities and personnel providing services, (v) password complexity rules, expiration parameters and security systems, and (vi) a current real-time intrusion detection system and intrusion detection operational procedures. Without limiting any of the other provisions of this Agreement governing the

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treatment of Confidential Information, BNY Mellon shall only transfer (including internal BNY Mellon transfers that occur beyond the internal firewalls of BNY Mellon) the Fund’s Confidential Information in accordance with the requirements of commercially reasonable standards; and

(xiii) BNY Mellon shall comply (and shall cause the BNY Mellon Affiliates and subcontractors to comply to the extent applicable for the purpose of this Agreement) with their respective obligations set forth in any applicable data protection or privacy Laws of any jurisdiction.

(c) TRP hereby represents and warrants to BNY Mellon, which representations and warranties shall be deemed to be continuing, that:

(i) The Fund’s Investment Adviser is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification;

(ii) The terms of this Agreement, the fees and expenses associated with this Agreement and any benefits accruing to BNY Mellon in connection with this Agreement, including but not limited to any fee waivers, conversion cost reimbursements, upfront payments, signing payments or periodic payments made or to be made by BNY Mellon to such Investment Adviser or sponsor or any affiliate of the Fund relating to this Agreement have been fully disclosed to the Board of the Fund and that, if required by applicable law, such Board has approved the terms of this Agreement and acknowledged any such fees and expenses and any such benefits; and

(iii) TRP acknowledges that certain information provided by BNY Mellon on BNY Mellon’s websites may be protected by copyrights, trademarks, service marks and/or other intellectual property rights, and as such, agrees that all such information provided is for the sole and exclusive use of the Fund and its authorized users of such websites. Certain information provided by BNY Mellon is supplied to BNY Mellon pursuant to third party licensing agreements which restrict the use of such information and protect the proprietary rights of the appropriate Licensor with respect to such information. Therefore, TRP further agrees (a) not to disclose, disseminate, reproduce, redistribute or republish information provided by

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BNY Mellon on its websites in any way without the express written permission of BNY Mellon and the Licensor (Licensor permission to be obtained by BNY Mellon prior to BNY Mellon providing its permission), and (b) to comply with the terms, conditions and restrictions disclosed on BNY Mellon’s websites and as set forth in Appendix I, provided that TRP may disclose, reproduce or redistribute such information to (1) affiliates of TRP for their internal use in connection with the services provided to the Funds under this Agreement; (2) its regulators, examiners, internal or external accountants, auditors and counsel in connection with the services provided to the Funds under this Agreement; (3) to any other person when required by applicable law, court order or legal process in connection with the services provided to the Funds under this Agreement; and/or (4) whenever advised by its counsel that it would be liable for failure to make such disclosure.

4. Delivery of Documents.

Each Fund shall promptly provide or cause to be delivered to BNY Mellon, or provide access to BNY Mellon to, the Fund’s Organizational Documents and Documents and shall promptly provide notice of and provide or cause to be delivered to BNY Mellon, or provide access to BNY Mellon to, all updates and amendments thereto as may be necessary for BNY Mellon to perform its duties hereunder. BNY Mellon shall not be deemed to have notice of any information (other than information supplied to BNY Mellon or to which BNY Mellon is provided with access) contained in such Organizational Documents, Documents or other materials until they are actually received by BNY Mellon or BNY Mellon is provided with such access, as applicable. Notwithstanding the foregoing, the Funds will be deemed to have furnished and delivered such Organizational Documents and Documents to the BNY Mellon to the extent such Fund has filed such documents with the SEC via the EDGAR filing system (or any successor thereto), such documents are publicly available, and notice of the filing is furnished to BNY Mellon.

5. Matters Regarding BNY Mellon.

(a)  Subject to the direction and control of each Fund’s Board and oversight by TRP, and the provisions of this Agreement, BNY Mellon shall provide to each

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Fund the services listed on Schedule I and any SLDs attached hereto.

(b)  In performing hereunder, BNY Mellon shall provide, at its expense (except as otherwise agreed upon in accordance with Section 8 related to BNY Mellon’s compensation hereunder), office space, facilities, equipment, personnel and any other necessary resources. BNY Mellon intends to perform the services under this Agreement from (a) the facilities that TRP has dedicated for use by BNY Mellon to perform the services and (b) various of the locations listed or described in Schedule III (the “Service Locations”). If BNY Mellon intends to provide the services from a location that is in a country in which a Service Location is not then currently located, BNY Mellon will provide reasonable prior notice of such other location to the Fund, and upon delivery of such notice, Schedule III shall be deemed to have been updated without the need for any further action by the parties; provided, however, that in the event that such location is within a country that would cause the Fund or a Fund Affiliate to be in violation of applicable laws, the Fund shall provide notice thereof to BNY Mellon and the Fund and BNY Mellon shall in good faith discuss an appropriate work-around.

(c)  BNY Mellon shall not provide any services relating to the management, investment advisory or sub-advisory functions of any Fund, distribution of shares of any Fund or other services normally performed by the Funds’ respective counsel or independent auditors and the services provided by BNY Mellon do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and each Fund acknowledges that BNY Mellon does not provide public accounting or auditing services or advice and will not be making any tax filings, or doing any tax reporting on its behalf, other than those specifically agreed to hereunder. In the event that a Fund desires to receive a new service from BNY Mellon related to the services provided under this Agreement, such Fund shall provide such request to BNY Mellon in writing with such detail as BNY Mellon shall reasonably request. Within a reasonable period of time after any such request relating to any new service, BNY Mellon will provide a proposal to the Fund in writing setting forth the terms under which BNY Mellon is willing to provide such new service. BNY Mellon and the Fund shall negotiate in good faith with respect to each proposal for new services, provided that the Fund shall not be required to accept such proposal. Similarly, with respect to the money market fund reforms announced by the SEC in 2014, the parties hereto agree to review

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such reforms and negotiate in good faith any related new services or increases in the scope of services provided under this Agreement as may be mutually agreed upon by the parties. Additionally, BNY Mellon shall use commercially reasonable efforts to develop modifications to the method of delivery of services provided hereunder and to the systems utilized in connection therewith to keep pace with prevailing industry practices for its fund accounting clients generally. In the event that a new or revised regulatory requirement becomes applicable to a Fund that requires a change to the services provided under this Agreement or an increase in the scope of the services provided hereunder or BNY Mellon is otherwise proposing a change to or an increase in the scope of the services provided to its fund accounting clients generally, including a change to keep pace with prevailing market practices, BNY Mellon shall provide a commercially reasonable proposal to the Fund in writing setting forth the terms applicable to such change or increase in scope and BNY Mellon and the Fund shall negotiate in good faith with respect to each such change or increase. BNY Mellon shall not be obligated to provide any new service or increase in the scope of services hereunder unless and until the parties have agreed to the terms applicable to such new service or increase in scope.

(d)  Each Fund shall, and shall use commercially reasonable efforts to cause its officers, advisors, independent auditors and accountants, transfer agent and any other service providers hired by the Fund to, cooperate with BNY Mellon and to provide BNY Mellon, upon reasonable request, with such information, documents and advice relating to such Fund as is within the possession or knowledge of such persons, and which BNY Mellon has informed the Fund in writing that it reasonably believes is necessary in order to enable BNY Mellon to perform its duties hereunder. In connection with its duties hereunder, BNY Mellon shall not be responsible for, under any duty to inquire into, or be deemed to make any assurances with respect to, the accuracy, validity or propriety of any information, documents or advice provided to BNY Mellon by any of the aforementioned persons, as long as BNY Mellon utilized the data as contemplated by this Agreement or as otherwise instructed by an Authorized Person. BNY Mellon shall not bear, or otherwise be responsible for, any fees, costs or expenses charged by any third party service providers engaged by a Fund, or by any affiliate of such Fund or by any other third party service provider to such Fund. In the event that any services performed by BNY Mellon hereunder rely, in whole or in part, upon information obtained from a third party service utilized or

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subscribed to by BNY Mellon which BNY Mellon in its reasonable judgment deems reliable, so long as the selection of the applicable third party service provider was made in good faith and did not involve any BNY Mellon Misconduct, BNY Mellon shall not have any responsibility or liability for, be under any duty to inquire into, or be deemed to make any assurances with respect to, the accuracy or completeness of such information.

(e)  Nothing in this Agreement shall limit or restrict BNY Mellon, any BNY Mellon Affiliate or any officer or employee thereof from acting for or with any third parties, and providing services similar or identical to some or all of the services provided hereunder, provided, however, BNY Mellon shall not use Confidential Information (as defined at Section 18) of the Fund in providing such services.

(f)  Each Fund shall furnish BNY Mellon with any and all Instructions, explanations, information, specifications, Documents and documentation deemed necessary by BNY Mellon in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses (including fee waivers and rebates, expense repayments and reimbursement amounts), and the value of any securities lending related collateral investment account(s) (with the exception of Funds held within such cash collateral investment account(s) and receiving services hereunder), the amounts receivable and the amounts payable on the sale or purchase of securities, and the amounts receivable or the amounts payable for the sale or redemption of Fund Shares effected by or on behalf of a Fund, and BNY Mellon shall be entitled to rely fully on and shall have no duty or obligation for the accuracy, validity or propriety thereof. BNY Mellon shall not be required to include as Fund liabilities and expenses, nor as a reduction of Net Asset Value, any accrual for any federal, state or foreign income taxes except as expressly required pursuant to the SLDs or unless the Fund shall have specified to BNY Mellon in Instructions the amount of or formula to compute the same to be included in liabilities and expenses or used to reduce Net Asset Value. In the event BNY Mellon’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of securities or other assets, or accruals of interest or earnings thereon, from a security pricing or similar service utilized, or subscribed to, by BNY Mellon and which BNY Mellon in its judgment deems reliable at the time such information is required for calculations hereunder or which the Fund directs BNY Mellon to utilize, BNY Mellon shall

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not be responsible for, under any duty to inquire into (except as expressly required pursuant to the SLDs), or deemed to make any assurances with respect to, the accuracy or completeness of such information as long as BNY Mellon utilized the data as contemplated by this Agreement or as otherwise instructed by an Authorized Person. Without limiting the generality of the foregoing, BNY Mellon shall not be required to inquire into any valuation of securities or other assets by a Fund or any third party described in this sub-section (f) even though BNY Mellon in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers. BNY Mellon will notify the Fund when bid, offer or market values for a security are not available to BNY Mellon and such Fund shall then furnish BNY Mellon with bid, offer or market values for such security as applicable. At any time and from time to time, the Fund also may furnish BNY Mellon with bid, offer or market values of securities and instruct BNY Mellon in Instructions to use such information in its calculations hereunder. In connection therewith, BNY Mellon shall at no time be required or obligated to commence or maintain any subscriptions to any securities pricing or similar service but may be required to utilize a pricing or similar service if required by TRP or the Fund’s Board pursuant to an agreement between the Fund or TRP and the securities pricing service vendor. In no event shall BNY Mellon be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for the applicable Fund and such Fund’s Valuation Committee. Notwithstanding the foregoing, BNY Mellon shall use commercially reasonable efforts to notify the Fund of events, announcements, issuer information, or other market news of which it becomes aware for consideration by the Fund’s Valuation Committee.

  (g) The Bank of New York Mellon Corporation is a global financial organization that provides services to clients through its affiliates and subsidiaries in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may centralize functions including audit, accounting, risk, legal, compliance, sales, administration, product communication, relationship management, storage, compilation and analysis of customer-related data, and other functions (the “Centralized Functions”) in one or more

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affiliates, subsidiaries and third-party service providers. Solely in connection with the Centralized Functions, (i) each Fund consents to the disclosure of and authorizes BNY Mellon to disclose information regarding the Fund (“Customer-Related Data”) to the BNY Mellon Group and to its third-party service providers who are subject to written confidentiality, security and data protection obligations with respect to such information at least as restrictive as those set forth in this Agreement and (ii) BNY Mellon may store the names and business contact information of each Fund’s employees and representatives on the systems or in the records of the BNY Mellon Group or its service providers. Notwithstanding the foregoing, the BNY Mellon Group may use data regarding the Fund collected and/or calculated by the BNY Mellon Group in the course of providing the services under this Agreement and may use such data for the purpose of measuring and monitoring its performance of services to its customers, including the Fund, and for the further purpose of seeking to improve the quality and/or reduce the cost of providing such services. The BNY Mellon Group may also aggregate data regarding the Fund collected and/or calculated by the BNY Mellon Group in the course of providing the services under this Agreement with other similar data regarding other customers and may use such aggregated data in regulatory reports and/or in materials prepared for BNY Mellon shareholders, other clients or potential clients (i.e., aggregate assets under administration, total number of funds, total number of NAVs calculated or transactions processed and similar types of information); provided, however, that all such aggregated data shall be anonymized in connection with such aggregation, and provided further, however, that BNY Mellon shall not aggregate or use (other than in connection with performing the services pursuant to this Agreement or as specifically permitted in the preceding parenthetical) non-public securities trading information, information regarding individual securities transactions or positions or information regarding the valuation of individual securities without the Fund’s prior written consent. BNY Mellon will own all such aggregated data. In the event that the BNY Mellon Group desires to aggregate the Fund’s data for the purpose of products offered to the BNY Mellon Group’s clients, BNY Mellon will provide a proposal to the Fund in writing setting forth the data that the BNY Mellon Group desires to aggregate and the proposed use of the aggregated data, and the BNY Mellon Group will not aggregate and/or use such aggregated data in such manner without the Fund’s prior written consent.

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(h) BNY Mellon may consult with counsel to the appropriate Fund, at such Fund’s expense, and shall be fully protected with respect to anything done or omitted by it in good faith and without BNY Mellon Misconduct in accordance with the advice or opinion of such Fund counsel.

  (i) BNY Mellon shall be responsible for determining in accordance with U.S. tax laws and regulations: (i) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund and (ii) the taxable nature or effect on a Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds or similar events (each, a “BNYM Tax Determination”) and agrees to process such securities or events in accordance with the BNYM Tax Determination unless instructed otherwise by TRP through the Escalation Process described immediately below. BNY Mellon and TRP shall put in place mutually agreed upon procedures as part of the SLD that outline the circumstances under which BNY Mellon is required to alert TRP regarding a BNYM Tax Determination. TRP shall have the right in those circumstances to instruct BNY Mellon to process a security or an event differently than the BNYM Tax Determination for a Fund or Funds (the “Escalation Process”). BNY Mellon is not responsible for the identification of securities requiring U.S. tax treatment that differs from treatment under U.S. generally accepted accounting principles. In addition and for the avoidance of doubt, BNY Mellon shall not be responsible for determining the taxable nature or taxable amount of any Fund level distribution or dividend, or the effect under any federal, state or foreign income tax laws of a Fund making or not making any Fund level distribution or dividend payment, or any election with respect thereto.

  (j) Subject to the terms of Section 2, BNY Mellon shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and Schedule I including SLDs attached hereto. Subject to the terms of Section 3(b)(viii), no covenant or obligation shall be implied against BNY Mellon in connection with this Agreement.

(k) BNY Mellon, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by such Fund.

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(l) BNY Mellon shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, BNY Mellon shall, at no additional expense to the applicable Fund, take reasonable steps to minimize service interruptions. BNY Mellon shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by BNY Mellon Misconduct.

(m) BNY Mellon agrees to provide an annual report (Service Organization Control Report SOC 1SM1

1  SOC 1 is a service mark of the American Institute of Certified Public Accountants (AICPA), which reserves all rights.

) (“SOC 1SM Report”) issued under the Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”) or International Standard on Assurance Engagements 3402 (“ISAE 3402”) or other similar standard in place from time to time covering the preceding 12-month period (with the first such period commencing October 1, 2015 and ending September 30, 2016), by a globally recognized firm qualified to perform such audits, and will use reasonable efforts to provide such within sixty (60) calendar days of the applicable period end date. The SOC 1SM Report shall be a multi-client SOC 1SM type 2 which shall cover services, systems, infrastructure and the ongoing maintenance of control documentation for all common processes controlled and performed by BNY Mellon for which such audits are then currently performed. Such SOC 1SM Report will not cover services, systems, infrastructure or the ongoing maintenance of control documentation for common processes for which TRP is responsible. With respect to any period of less than twelve (12) months prior to September 30, 2015 during which BNY Mellon is providing services hereunder, such period shall be covered by TRP’s annual Service Organization Control Report SOC 1SM, and the Fund shall obtain such report from TRP. Each SOC 1SM Report provided by BNY Mellon shall contain a certification from BNY Mellon’s auditor that specifically addresses (i) review of BNY Mellon’s internal controls as they relate to a user organization’s financial statement assertions and (ii) the processing locations used in providing the services as they relate to a user organization’s financial statement assertions. Upon the Fund’s reasonable request, BNY Mellon shall deliver to the Fund a bridge letter from an appropriate officer or representative of BNY Mellon stating

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that, to the best of such persons’ knowledge, there have been no changes to BNY Mellon’s internal controls, as described in the preceding SOC 1SM Report and as reviewed by BNY Mellon’s Independent Auditors in conjunction with their Independent Service Auditor’s Report, which would materially or adversely affect the internal control environment; provided, however that if any such changes have occurred, BNY Mellon and the Fund shall promptly meet with BNY Mellon’s auditors to discuss such change. The Fund may provide a copy of such SOC 1SM Report to its external auditors, provided that such auditors are required to maintain the confidentiality of such SOC 1SM Report and any related information. The requirements of BNY Mellon in this Section 5(m) shall apply to any standards that supersede or supplement SSAE 16 or ISAE 3402.

(n) In the event that (i) the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is not substantially completed by the date that is two (2) years from the Effective Date and the Fund does not exercise its right to terminate this Agreement pursuant to Section 10(c)(v), or (ii) TRP ceases to provide in all material respects, prior to the date that is two (2) years from the Effective Date, the support and/or resources under the Middle Office Services Agreement reasonably necessary for BNY Mellon to perform such conversion and/or provide the services under this Agreement; upon the request of BNY Mellon, the Fund and BNY Mellon shall negotiate in good faith to assign or terminate this Agreement to effectuate the provision of services in an alternate manner from an alternative service provider (a “Service Alternative”); provided, that BNY Mellon shall continue to provide the services pursuant to this Agreement until an agreement with respect to a Service Alternative is reached and BNY Mellon shall then provide reasonable assistance to the Fund in connection with the transition to the Service Alternative.

6.  Allocation of Expenses.

Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance of this Agreement shall be paid by the appropriate Fund.

7.  Standard of Care; Limitations of Liability; Indemnification.

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(a) BNY Mellon shall be liable to the Fund for any and all costs, expenses, damages, liabilities and claims (including, without limitation, all costs and expenses of investigation and enforcement and the costs, expenses and fees of attorneys

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and accountants) (“Liabilities”) sustained or incurred by the Fund and any Fund Affiliate, its officers, directors, employees, successors and permitted assigns and amounts paid in settlement in accordance with this Section 7 only to the extent such Liabilities arise out of the negligence, bad faith, willful misconduct, fraud or recklessness of BNY Mellon or any BNY Mellon Affiliate in the performance or omission of any of its duties or obligations under this Agreement (collectively, “BNY Mellon Misconduct”). The parties acknowledge that there may be instances where such Liabilities arise out of BNY Mellon’s performance of its duties or obligations under this Agreement but it is unclear as to whether such Liabilities were caused by BNY Mellon Misconduct (“Potential Liabilities”) and in such cases the parties shall use good faith efforts to determine appropriate means for addressing such Potential Liabilities, including the extent, if any, to which it is appropriate for BNY Mellon to assume all or a portion of such Potential Liabilities in light of relevant facts and circumstances.

(b) BNY Mellon shall not be responsible for Liabilities (including without limitation damages caused by delays, failure, errors, interruption or loss of data) or for failure to perform (or delay in performing) its obligations which occur by reason of circumstances beyond its reasonable control in the performance of its duties under this Agreement, including, without limitation, an event of natural disaster, casualty, elements of nature, acts of God, riots, terrorism, war, or such other event of similar nature that is beyond the reasonable control of BNY Mellon (excluding labor disputes or strikes directed at BNY Mellon), non-performance by a third party not hired or otherwise selected by BNY Mellon to provide services in connection with this Agreement, failure of the mails, communications or computer (hardware or software) services or functions or malfunctions of the internet, firewalls, encryption systems or security devices caused by any of the above (a “Force Majeure Event”). BNY Mellon shall not be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than BNY Mellon or a person retained by BNY Mellon to provide services under this Agreement. In any such event, BNY Mellon will use commercially reasonable efforts including, upon declaration of a disaster, those described in their disaster recovery and business continuity plans referenced in Section 3(b)(x), to continue to perform, to recommence performance whenever and to whatever extent reasonably possible without delay, and to mitigate the impact of its non-

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performance notwithstanding the occurrence of such event; provided that, if a Force Majeure Event substantially prevents, hinders or delays performance of the services contemplated by this Agreement by more than ninety (90) days and has a material adverse impact on the continuing operations of the Fund, then the Fund may, by giving BNY Mellon at least five (5) days prior written notice, terminate this Agreement (a “Force Majeure Termination”). In addition, in the event that the Fund reasonably believes that a Force Majeure Event will substantially prevent, hinder or delay performance of the services contemplated by this Agreement for more than five (5) consecutive calendar days, the Fund may take commercially reasonable actions to mitigate the impact of such services not being provided, including, but not limited to, contracting with another service provider to provide such services during such period and/or engaging TRP to perform such services in-house during such period; provided, that the Fund shall consult with BNY Mellon in good faith in connection with any such mitigation and BNY Mellon shall provide the Fund reasonable assistance in good faith in connection therewith; provided, further, that BNY Mellon shall resume providing, and the Fund shall pay for, such services when BNY Mellon resumes providing, unless the Fund has terminated this Agreement pursuant to the immediately preceding sentence. Notwithstanding anything set forth in this Section 7(b), (i) in no event shall the Funds be obligated to pay any fees under this Agreement to BNY Mellon with respect to any services not actually provided during any such Force Majeure Event and (ii) the Funds shall have no responsibility to pay BNY Mellon for services temporarily performed by the Investment Adviser or a third party.

(c) The Fund shall indemnify and hold harmless BNY Mellon from and against any and all third party Liabilities which are sustained or incurred by BNY Mellon or any BNY Mellon Affiliate or any of their officers, directors, employees, successors and assigns only to the extent that such Liabilities arise out of (i) the performance of BNY Mellon’s duties and/or obligations, under this Agreement (including any action taken or omitted to be taken by BNY Mellon in good faith in accordance with the advice or opinion of counsel for the Fund) except to the extent that such Liabilities arise out of (x) any material breach of this Agreement by BNY Mellon or (y) BNY Mellon Misconduct; (ii) errors existing in the Fund’s records prior to the Effective Date; (iii) action or inaction taken or omitted to be taken by BNY Mellon pursuant to and in compliance with the terms of any Instructions; and (iv) the Fund’s own negligence, bad faith, willful

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misconduct or fraud, including any improper use by the Fund of any valuations or computations supplied by BNY Mellon pursuant to this Agreement. With respect to clause (iii) of the preceding sentence, the Fund acknowledges and agrees that BNY Mellon may apply to an Authorized Person of the Fund for Instructions with respect to any matter arising in connection with BNY Mellon’s performance hereunder for such Fund. Such application for Instructions may, at the option of BNY Mellon, set forth in writing any action proposed to be taken or omitted to be taken by BNY Mellon with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken. Without limiting the foregoing and unless there is BNY Mellon Misconduct, BNY Mellon shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, BNY Mellon has received Instructions from an Authorized Person in response to such application specifying the action to be taken or omitted.

(d) BNY Mellon shall indemnify and hold harmless the Fund from and against any and all third party Liabilities which are sustained or incurred by the Fund or any Fund Affiliate or their respective officers, directors, employees, successors and permitted assigns (which, for purposes of this Section 7(d) shall be deemed to include any other Funds that invest in the indemnified Fund), only to the extent that such Liabilities arise out of any material breach of this Agreement by BNY Mellon or any BNY Mellon Affiliate or by any BNY Mellon Misconduct.

(e) (i) In the event of a claim against a party (“Claim”) related to Liabilities for which such party is entitled to indemnification under this Agreement (the “Indemnified Party”), the Indemnified Party shall give notice to the party obligated to indemnify such claim (the “Indemnifying Party”) as promptly as practicable; provided, however, that any failure by the Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations to indemnify under this Agreement except to the extent that the Indemnifying Party can demonstrate actual prejudice as a result of such failure. The Indemnified Party shall provide the Indemnifying Party all reasonably available information requested by the Indemnifying Party with respect to such claim.

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  (ii) Within thirty (30) calendar days after receiving the Indemnified Party’s notice of a Claim, but (to the extent reasonably practicable under the circumstances) no later than ten (10) days before the date on which any formal response to the Claim is due, the Indemnifying Party shall notify the Indemnified Party in writing as to whether the Indemnifying Party acknowledges its indemnification obligation and elects to assume control of the defense of the claim with respect to the Indemnified Party and its affiliates and their respective officers, directors, employees, successors and permitted assigns (a “Notice of Election”).

  (iii) If the Indemnifying Party timely delivers a Notice of Election to the Indemnified Party, the Indemnifying Party shall, at the Indemnifying Party’s sole cost and expense, conduct the defense of the Claim and, consistent with the rights of Indemnified Party under this Agreement, all negotiations for settlement of the Claim, subject to the following:

   (1) The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom.

   (2) The Indemnified Party may participate in said defense and/or negotiations to protect its interests at the Indemnified Party’s cost and expense.

   (3) Neither any settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party, nor any admission regarding the Indemnified Party’s interests, shall be entered into by the Indemnifying Party, except with the prior written consent of the Indemnified Party.

  (iv) If the Indemnifying Party does not timely deliver a Notice of Election, the Indemnified Party may defend and/or settle the Claim in such manner as it may deem appropriate; provided, however, that no settlement of a Claim that involves the payment of money by the Indemnifying Party or any admission regarding the Indemnifying Party’s interests shall be entered into by the Indemnified Party without the prior written consent of the Indemnifying Party.

  (v) If the Indemnified Party brings an action against the Indemnifying Party to enforce the Indemnified Party’s rights under this Section 7, and the

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Indemnified Party prevails in such action, the Indemnifying Party shall reimburse the Indemnified Party for the reasonable costs and expenses incurred in connection with the enforcement of this Section 7.

(f) Subject to the other provisions of this Section 7 (except as expressly stated otherwise in the NAV Error Policy), BNY Mellon agrees to be liable to the Fund in accordance with the terms of Schedule II (NAV Error Policy). The parties understand that there may be investors and beneficial owners who hold shares of the Fund through an intermediary, including but not limited to banks, broker-dealers, other Funds and defined contribution plan recordkeepers (collectively referred to as “Intermediaries”). Such Intermediaries will maintain one or more accounts directly with the Fund on behalf of investors or beneficial owners (e.g., defined contribution plan participants). If there is either a delay in delivery of a Fund’s NAV or a Material NAV Error arising out of BNY Mellon Misconduct, it is acknowledged there may be Liabilities sustained by such Intermediaries, which, if they had been sustained or incurred by the Fund, would be the type of Liabilities for which BNY Mellon would have been liable under this Agreement (“Covered Liabilities”). In the event an Intermediary claims the Fund or TRP must reimburse it for such Covered Liabilities, BNY Mellon shall be liable to the Fund, TRP or the Intermediary directly for such Covered Liabilities, provided that the Fund or TRP has taken all commercially reasonable efforts to mitigate such Covered Liabilities.

(g)  Notwithstanding anything else contained in this Agreement, no party to this Agreement shall be liable to the other party for any indirect, special, incidental, or consequential damages sustained or incurred by such other party arising out of, concerning or relating to the performance of such party’s duties and/or obligations under this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action, except to the extent arising out of such party’s own gross negligence, bad faith, willful misconduct, fraud or recklessness. For purposes of this Section 7(g), the parties acknowledge that any and all Liabilities incurred by the Indemnified Party arising out of Claims with respect to which the Indemnified Party is entitled to indemnification pursuant to this Section 7 are not and shall not be deemed to be indirect, special, incidental or consequential damages.

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8.  Compensation.

For the services provided hereunder, each Fund agrees to pay BNY Mellon such compensation and out of pocket expenses as are set forth in Schedule IV attached hereto or otherwise mutually agreed to in writing by such Fund and BNY Mellon from time to time. Except for those amounts (a) expressly approved by the Funds in writing to BNY Mellon or (b) set forth in Schedule IV attached hereto, the Funds shall not be obligated to pay any other fees or expenses in connection with BNY Mellon performing the services under this Agreement. Except as hereinafter set forth or as otherwise set forth in Schedule IV attached hereto, compensation shall be calculated and accrued daily and paid monthly. Each Fund may authorize BNY Mellon to debit such Fund’s custody account for all amounts due and payable hereunder, provided that any such authorization shall be provided in the Fund’s sole discretion in writing and shall only be valid for the time period and to the extent expressly set forth therein. In the event that the Fund authorizes any such debiting, BNY Mellon shall deliver to each Fund invoices for services rendered after debiting such Fund’s custody account with an indication that payment has been made. Upon termination of this Agreement before the end of any month, the compensation for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the effective date of termination of this Agreement. For the purpose of determining compensation payable to BNY Mellon, each Fund’s Net Asset Value shall be computed at the times and in the manner specified in the Fund’s Offering Materials.

9.  Records; Visits.

 (a) The Books and Records (as defined below) pertaining to each Fund and such Fund’s Series which are in the possession or under the control of BNY Mellon shall be the property of the Fund. The Fund and Authorized Persons shall have access to such Books and Records at all times during BNY Mellon’s normal business hours. Upon the reasonable request of the Fund, copies of any such Books and Records shall be provided by BNY Mellon to the Fund or to an Authorized Person, with the expense associated therewith to be borne as mutually agreed upon between the parties hereto.

 (b) BNY Mellon shall keep all books and records related to the services provided to the Fund hereunder, including with respect to each Fund’s books of account,

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records of each Fund’s securities transactions, that BNY Mellon is required to maintain pursuant to Rule 31a-1 of the 1940 Act in connection with the services provided hereunder (“Books and Records”) for the period required by applicable Securities Laws. If a Fund desires to retain any such Books and Records longer than the period set forth in this Section 9, then upon written notice of the Fund’s desire to retain such Books and Records, BNY Mellon shall cooperate with the Fund by providing any such requested Books and Records to the Fund.

10.  Term of Agreement.

 (a) This Agreement shall be effective on the date first written above and, unless terminated pursuant to its terms, shall continue until 11:59 PM (Eastern time) on the date which is the tenth (10th) anniversary of such date (the “Initial Term”), at which time this Agreement shall terminate, unless renewed in accordance with the terms hereof.

 (b) This Agreement shall automatically renew for successive terms of one (1) year each (each, a “Renewal Term”), unless the Fund or BNY Mellon gives written notice to the other party of its intent not to renew and such notice is received by the other party not less than ninety (90) days prior to the expiration of the Initial Term or the then-current Renewal Term (a "Non-Renewal Notice"). In the event a party provides a Non-Renewal Notice, this Agreement shall terminate with respect to the Fund at 11:59 PM (Eastern time) on the last day of the Initial Term or Renewal Term, as applicable.

 (c) Termination for Convenience.

 The Fund may terminate this Agreement for any reason whatsoever in its sole and absolute discretion by delivering a termination notice to BNY Mellon at least ninety (90) calendar days prior to the effective date of termination, provided that the Fund shall pay BNY Mellon, as BNY Mellon’s sole and exclusive remedy for such a termination for convenience, the applicable termination fee calculated pursuant to Schedule V; further provided, however, there shall be no payment of a penalty or termination fee for the following:

(i) where such termination for convenience is required by a governmental authority, and in such case, the notice period shall be reduced as necessary to meet the requirements of such governmental authority;

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(ii) if the Fund is liquidated, effective as of the liquidation date;

(iii) effective upon the effective date of any merger or reorganization of the Fund with or into another fund advised by TRP (other than in connection with an acquisition or merger of TRP into, with or by another entity that results in the termination of this Agreement by the Fund and the replacement of BNY Mellon by another third party service provider in the provision of services similar to those provided in this Agreement);

(iv) termination by the Fund if the Board reasonably determines, in good faith, that an event that has occurred with respect to BNY Mellon that the Board reasonably believes would cause a material adverse effect on BNY Mellon's ability to perform its duties and/or obligations under this Agreement and that the failure to terminate this Agreement would cause the Board to be in breach of its fiduciary obligations under applicable law; provided that the Board has provided written notice to BNY Mellon of its intent to terminate the agreement pursuant to this provision, which notice shall specify the basis for such determination, and provided that the events giving rise to such termination notice have not been cured within sixty (60) calendar days following such notice to BNY Mellon; and further provided that no such determination to terminate shall be based in whole or in part on the compensation paid to BNY Mellon pursuant to this Agreement;

(v) in the event that the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is not substantially completed by the date that is two (2) years from the Effective Date, upon at least one hundred twenty (120) days’ prior notice to BNY Mellon; provided, that to the extent the failure to substantially complete the conversion is caused by BNY Mellon such termination shall be treated as a termination for cause and the Fund shall be entitled to recover damages (including the recovery of platform fees previously charged to the Funds pursuant to this Agreement) and be reimbursed for Costs and Expenses (as defined below) only to the extent such failure was caused by BNY Mellon;

(vi) if BNY Mellon is subject to a Regulatory Event; “Regulatory Event” is defined with respect to BNY Mellon as any governmental or regulatory action that limits, suspends, or terminates the rights, privileges or operation of BNY Mellon in a manner that would result in a material adverse effect on the ability of BNY Mellon to perform its duties and/or obligations under this Agreement or any governmental or regulatory investigation

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determined against BNY Mellon that would result in a material adverse effect on the ability of BNY Mellon to perform its duties and/or obligations under this Agreement;

(vii) a Force Majeure Termination; or

(viii) upon the occurrence of a Specified Convenience Event.

(d) The Fund’s Termination for Cause.

Unless otherwise expressly agreed to by the Fund and BNY Mellon in writing, the Fund in its sole and absolute discretion may, by delivering a termination notice to BNY Mellon at least thirty (30) calendar days prior to the effective date of termination, terminate this Agreement for cause (and without the payment by the Fund of a termination fee or penalty) if BNY Mellon:

(i) commits a material breach of this Agreement and fails to cure such breach within thirty (30) calendar days after the date of any termination notice from the Fund;

(ii) commits a material breach of this Agreement which is not capable of being cured within a ninety (90) calendar day period;

(iii) commits numerous or repeated breaches of its duties and/or obligations under this Agreement, which, regardless of whether they have been or could be cured, collectively constitute a material breach of this Agreement;

(iv) commits a Specified Cause Event; or

(v) is subject to an Act of Insolvency; “Act of Insolvency” is defined as: (i) the commencement by BNY Mellon as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or BNY Mellon seeking the appointment of a receiver, trustee, custodian or similar official for BNY Mellon or substantial part of its property; (ii) the appointment of a receiver, conservator, or manager for BNY Mellon by any government agency or authority having the jurisdiction to do so; (iii) the commencement of any such case or proceeding against BNY Mellon, which (a) is consented to or not timely contested by BNY Mellon, (b) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (c) is not dismissed within 60 days; (iv) the making or offering by BNY Mellon of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by BNY Mellon of its inability to

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pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of BNY Mellon.

(e)  BNY Mellon’s Termination for Cause

Unless otherwise expressly agreed to by the Fund(s) and BNY Mellon in writing, BNY Mellon in its sole and absolute discretion may, by delivering a termination notice to the applicable Fund(s) at least ninety (90) calendar days prior to the effective date of termination, terminate this Agreement for cause (and without the payment of a termination fee or penalty by BNY Mellon) with respect to a Fund or Funds only if such Fund(s):

(i) fails to make payments due hereunder when due, which failure remains uncured for thirty (30) calendar days after the date of any notice from BNY Mellon of such failure unless being contested in good faith, or

(ii) is subject to an Act of Insolvency; “Act of Insolvency” is defined as: (i) the commencement by such Fund(s) as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such Fund(s) seeking the appointment of a receiver, trustee, custodian or similar official for such Fund(s) or substantial part of its property; (ii) the appointment of a receiver, conservator, or manager for such Fund(s) by any government agency or authority having the jurisdiction to do so; (iii) the commencement of any such case or proceeding against such Fund(s), which (a) is consented to or not timely contested by such Fund(s), (b) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (c) is not dismissed within 60 days; (iv) the making or offering by such Fund(s) of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such Fund(s) of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such Fund(s).

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For the avoidance of doubt, terminating this Agreement for cause by BNY Mellon with respect to one Fund shall not have any effect on the obligations of BNY Mellon to any other Fund under this Agreement.

(f) Costs and Expenses of Termination

If a Fund terminates this Agreement with respect to such Fund at any time pursuant to Section 10(c)(v), 10(c)(vi) or 10(d) above, then BNY Mellon shall reimburse such Fund for any Costs and Expenses incurred by such Fund in connection with converting such Fund to a successor service provider (including TRP, if applicable), including without limitation the delivery to such successor service provider, such Fund and/or other of the Fund’s service providers any of such Fund’s property, records, data, instruments and documents; provided, that, with respect to a termination pursuant to Section 10(c)(v), BNY Mellon shall be required to reimburse the Fund for such Costs and Expenses only to the extent that the failure to substantially complete the conversion of all of the services from TRP’s systems to BNY Mellon’s systems is caused by BNY Mellon. For purposes of this Section 10(f), “Costs and Expenses” shall mean any actual, provable, reasonable, customary and direct out-of-pocket costs and expenses incurred by such Fund. Costs and Expenses shall not include, and in no event shall BNY Mellon be liable under this Agreement for, any lift-out expenses or platform development costs for the successor service provider or any wind-down costs of the Fund or any Fund Affiliate, including, without limitation, non-cancelable payments or termination charges regarding hosting and/or any other subcontracted services. The Fund must provide BNY Mellon with written evidence of the Costs and Expenses before BNY Mellon is obligated to pay them. The Fund also has a duty to mitigate, and must exercise its duty to mitigate, such Costs and Expenses.

11.  Amendment.

This Agreement may not be amended, changed or modified in any manner except by a written agreement executed by BNY Mellon and the Fund to be bound thereby, and authorized or approved by such Fund’s Board.

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12.  Assignment; Subcontracting.

(a) Except as expressly provided in Section 12(b) below, this Agreement shall not be assignable or delegable, whether by merger, operation of law or otherwise, by any Fund without the written consent of BNY Mellon, or by BNY Mellon without the written consent of the affected Fund, in each case which consent may not be unreasonably withheld. This Agreement shall extend to and shall be binding upon the Parties hereto, and their permitted successors and assigns.

(b) Notwithstanding the foregoing: (i) BNY Mellon may assign or transfer this Agreement to any BNY Mellon Affiliate or transfer this Agreement in connection with a sale of a majority or more of its assets, equity interests or voting control, provided that BNY Mellon gives the relevant Funds ninety (90) days' prior written notice of such assignment or transfer and such assignment or transfer does not impair the provision of services under this Agreement in any material respect, and the assignee or transferee agrees in writing to be bound by all terms of this Agreement in place of BNY Mellon; (ii) BNY Mellon may subcontract with, hire, engage or otherwise outsource to any BNY Mellon Affiliate with respect to the performance of any one or more of the functions, services, duties or obligations of BNY Mellon under this Agreement but any such subcontracting, hiring, engaging or outsourcing shall not relieve BNY Mellon of any of its liabilities or obligations hereunder and BNY Mellon shall remain responsible for all activities, including all acts and omissions, of such BNY Mellon Affiliates to the same extent as if such activities were performed by BNY Mellon; (iii) BNY Mellon may subcontract with, hire, engage or otherwise outsource to an unaffiliated third party with respect to the performance of any one or more of the functions, services, duties or obligations of BNY Mellon under this Agreement but any such subcontracting, hiring, engaging or outsourcing shall (A) require the prior written consent of the relevant Funds and (B) not relieve BNY Mellon of any of its liabilities hereunder; and (iv) BNY Mellon, in the course of providing certain additional services requested by a Fund (“Vendor Eligible Services”) as further described in Schedule I attached hereto, may in its sole discretion, enter into an agreement or agreements with a financial printer or electronic services provider (“Vendor”) to provide BNY Mellon with the ability to generate certain reports or provide certain functionality; provided, however, that BNY Mellon shall ensure prior to any assignment, transfer, subcontracting, hiring, engaging or other outsourcing, as applicable, under subsections (i) through (iv) that the

33

applicable BNY Mellon Affiliate, unaffiliated third party or Vendor is subject to written confidentiality, security and data protection obligations at least as restrictive as those set forth in this Agreement. BNY Mellon shall not be obligated to perform any of the Vendor Eligible Services unless an agreement between BNY Mellon and the Vendor for the provision of such services is then-currently in effect. Upon request, BNY Mellon will disclose the identity of the Vendor and the status of the contractual relationship, and a Fund is free to attempt to contract directly with the Vendor for the provision of the Vendor Eligible Services.

(c) As compensation for the Vendor Eligible Services rendered by BNY Mellon pursuant to this Agreement, the applicable Fund will pay to BNY Mellon such fees as may be agreed to in writing by the Fund and BNY Mellon. In turn, BNY Mellon will be responsible for paying the Vendor’s fees. For the avoidance of doubt, BNY Mellon anticipates that the fees it charges hereunder will be more than the fees charged to it by the Vendor, and BNY Mellon will retain the difference between the amount paid to BNY Mellon hereunder and the fees BNY Mellon pays to the Vendor as compensation for the additional services provided by BNY Mellon in the course of making the Vendor Eligible Services available to the Fund.

13.  Governing Law; Consent to Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder, and waives to the fullest extent permitted by law its right to a trial by jury. To the extent that in any jurisdiction any party may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such party irrevocably agrees not to claim, and it hereby waives, such immunity.

14.  Severability; No Third Party Beneficiaries.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless

34

remain applicable to all other persons and circumstances. A person who is not a party to this Agreement shall have no rights to enforce any provision of this Agreement, and no Fund shall have a right to enforce any provision of this Agreement as it relates to another Fund. BNY Mellon shall not be responsible for any costs or fees charged to a Fund or an affiliate of a Fund by consultants, counsel, auditors, public accountants or other service providers retained by the Fund or any such affiliate.

15.  No Waiver.

Each and every right granted to a party to this Agreement hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of a party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the party of any right preclude any other or future exercise thereof or the exercise of any other right.

16.  Notices.

All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

 if to a Fund, at

The T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Attention: David Oestreicher

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Margery K. Neale and Laura L. Delanoy

35

 if to BNY Mellon, at

 BNY Mellon
 103 Bellevue Parkway
 Wilmington, Delaware 19809
 Attention: Head of U.S. Fund Accounting

 with a copy to:

 The Bank of New York Mellon
 225 Liberty Street
 New York, New York 10286
 Attention: Legal Dept. – Asset Servicing

or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.

17.  Several Obligations.

The parties acknowledge that the rights and obligations of the Funds hereunder are several and not joint, that no Fund shall be liable for any amount owing by another Fund and that the Funds have executed one instrument for convenience only.

18.  Confidentiality.

(a) Each party shall keep confidential any information relating to the other party’s business (“Confidential Information”), except as otherwise permitted hereunder or as expressly agreed in writing by the protected party. Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, portfolio holdings and transaction information and internal performance results relating to the past, present or future business activities of a such party and its subsidiaries and affiliated companies; (b) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords such party a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how and trade secrets, whether or not patentable or copyrightable; (d) any information or data with respect to the

36

shareholders of a Fund, including information that can be used to identify an individual (e.g., a social security number); (e) information from third party vendors; and (f) anything designated as confidential. Notwithstanding the foregoing, as between BNY Mellon and a particular Fund information shall not be subject to such confidentiality obligations if it: (a) is already known to the receiving party and is not subject to a duty of confidentiality at the time it is obtained; (b) is or becomes publicly known or available through no wrongful act of the receiving party; (c) is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality; (d) is released with the protected party’s prior written consent; (e) is requested or required to be disclosed by the receiving party pursuant to a court order, subpoena, governmental or regulatory authority request or law, provided the receiving party provides the protected party with reasonable assistance and notice, when legally and practically possible to do so, for the protected party to attempt to obtain a protective order or other confidential treatment at the protected party’s expense (it being understood that no prior notice shall be required in connection with the disclosure of information by the receiving party in response to a request from its regulators) and the receiving party discloses only that portion of the Confidential Information which is legally required to be disclosed; or (f) has been or is independently developed or obtained by the receiving party. Provisions authorizing the disclosure of information shall survive any termination of this Agreement. The obligations set forth in this Section 18 shall survive any termination of this Agreement for a period of two (2) years after such termination.

(b) Notwithstanding the foregoing,

(i) BNY Mellon may disclose relevant aspects of the Fund’s Confidential Information to its and BNY Mellon Affiliates’ officers, directors, professional advisors, counsel, personnel, subcontractors and third party vendors (each, a “BNY Mellon Representative” and collectively, the “BNY Mellon Representatives”), to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement. BNY Mellon shall take all reasonable measures to ensure that the Fund’s Confidential Information is not disclosed or duplicated in contravention of the provisions of this Agreement by such BNY Mellon Representatives and all such BNY Mellon Representatives shall be (A) informed by BNY Mellon of the confidential nature of such Confidential Information and of the confidentiality undertakings of BNY Mellon contained

37

herein and (B) bound by either one or both of (I) written confidentiality obligations or (II) confidentiality obligations under the applicable BNY Mellon code of conduct or similar binding policy, in each case that are at least as restrictive as those by which BNY Mellon is bound as contained herein. BNY Mellon may also disclose relevant aspects of the Fund’s Confidential Information to TRP to the extent that such disclosure is reasonably necessary for the performance of the services contemplated hereunder. BNY Mellon shall be responsible for any breach of this Agreement by BNY Mellon Representatives.

(ii) The Fund may disclose relevant aspects of BNY Mellon’s Confidential Information to Fund Affiliates or TRP and their respective officers, directors, professional advisors, counsel, personnel, subcontractors and third party vendors (each, a “TRP Representative” and collectively, the “TRP Representatives”), to the extent that such disclosure is reasonably necessary for the receipt and use of the services under this Agreement. The Fund shall take all reasonable measures to ensure that BNY Mellon’s Confidential Information is not disclosed or duplicated in contravention of the provisions of this Agreement by such TRP Representatives and all such TRP Representatives shall be (A) informed by the Fund of the confidential nature of such Confidential Information and of the confidentiality undertakings of the Fund contained herein and (B) bound by either one or both of (I) written confidentiality obligations or (II) confidentiality obligations under the applicable TRP code of conduct or similar binding policy, in each case that are at least as restrictive as those by which the Fund is bound as contained herein. The Fund shall be responsible for any breach of this Agreement by TRP Representatives.

(c) Notwithstanding anything contained in this Section 18, BNY Mellon will not engage in proprietary trading based on non-public portfolio holdings or transaction information of the Fund.

19.  Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute only one instrument.

38

20.  No Publicity.

A party to this Agreement shall not use the name or marks of, refer to, or identify the other party (or any related entity) in any publicity releases, interviews, promotional or marketing materials, public announcements, testimonials or advertising without the prior written approval of authorized representatives of the other party (which approval a party may withhold in its sole discretion), except no such written approval is required to the extent any such disclosure is required by law. BNY Mellon may identify the Fund(s) as a client in client lists, provided that the Fund(s) name is no more prominent than any other client on such list(s). A party may withdraw such consent at any time.

21.  Parties’ Relationship.

The parties to the Agreement are independent parties. BNY Mellon, in furnishing the Services, is acting as an independent contractor. BNY Mellon has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by BNY Mellon and its employees, agents, independent contractors and other representatives under the Agreement. At no time shall any such individuals represent himself or herself as an employee of a Fund or be considered an employee of a Fund. BNY Mellon is not a joint venturer with, nor an employee, agent or partner of the Funds and has no authority to represent or bind the Funds as to any matters.

22.  Covenant of Good Faith.

Each party to this Agreement acknowledges and agrees, in its dealings with the other party under or in connection with this Agreement, including the performance of all obligations and the exercise of all rights under this Agreement, it shall comply with the fundamental principle of good faith and fair dealing.

23.  Invalidity.

If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

39

24.  The Parties.

All references herein to “the Fund” are to each of the Funds listed on Exhibit A individually or any class thereof, as if this Agreement were between such individual Fund and BNY Mellon. In the case of a series Fund or trust or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund or trust, or to such Fund or trust on behalf of the individual series, portfolio or class, as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement; provided, however, upon notice to BNY Mellon of any such T. Rowe Price Funds established after the execution of this Agreement, BNY Mellon and the applicable fund shall cooperate in good faith to promptly execute a written addendum to this Agreement adding such fund, and BNY Mellon shall not be obligated to commence to provide services hereunder to such fund until such addendum has been executed by BNY Mellon and the applicable fund. Any reference in this Agreement to a “party” or “Party” shall mean BNY Mellon or such other individual Fund as to which the matter pertains individually, and to the “parties” or “Parties” shall mean BNY Mellon and such other individual Fund as to which the matter pertains collectively.

25.  Directors, Trustees and Shareholders and Massachusetts Business Trust.

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust (“Trust”), the term “Fund” means and refers to the trust established by its applicable trust agreement (Declaration of Trust) as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

40

26.  Rules of Construction.

(a) Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon the parties. All communication, notices, or other documents to be made, given, or approved pursuant to this Agreement shall be made in the English language.

(b) Use of Certain Words. Unless the context requires otherwise:

(i.) “including” (and any of its derivative forms) means including but not limited to;

(ii.) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something;

(iii.) “shall” and “will” are expressions of command, not merely expressions of future intent or expectation;

(iv.) “written” or “in writing” is used for emphasis in certain circumstances, but that shall not derogate from the general application of the notice requirements set forth in Section 16 in those and other circumstances; and

(v.) use of the singular imports the plural and vice versa.

(c) Interpretation. The terms and conditions of this Agreement are the result of negotiations between the Parties. The Parties intend that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation or drafting of this Agreement.

(d) Headings and Article, Section and Exhibit References. The Article and Section headings are for reference and convenience only and shall not be considered in the interpretation of this Agreement. Unless otherwise indicated, Article or Section references are to Articles or Sections of the document in which the reference is contained. References to numbered Articles or Sections of this Agreement also refer to and include all subsections of the referenced Article or Section. References to Appendices, Exhibits or Schedules of

41

this Agreement also refer to and include all attachments of the referenced Appendix, Exhibit or Schedule.

(e) Order of Precedence. If a conflict occurs between this Agreement and any Appendix, Exhibit or Schedule, unless otherwise specifically stated in the Appendices, Exhibits or Schedules, the order of precedence shall be:

(i) First, this Agreement;

(ii) Second, Schedule I and the Appendices thereto; and

(iii) Third, any other Appendix, Exhibit or Schedule.

provided, however, that this Agreement shall control if a conflict occurs between this Agreement and any Appendix, Exhibit or Schedule and the NAV Error Policy, except as expressly set forth in the NAV Error Policy.

(f) Covenant of Further Assurances. The Funds and BNY Mellon covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of the Funds and BNY Mellon shall execute and deliver any further legal instruments and perform any acts that may be reasonably required to confirm and effectuate the validity and enforceability of this Agreement.

(g) Survival. Any and all provisions of this Agreement which by their nature or effect are required or intended to be observed, kept, or performed after the expiration or termination of this Agreement shall survive the expiration or any termination of this Agreement and remain binding upon and for the parties’ benefit.

[Signature Page Follows.]

42

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

By: /s/David Oestreicher on behalf of each Fund identified on Exhibit A attached hereto
Name: /s/David Oestreicher Title: Vice President
T. ROWE PRICE ASSOCIATES, INC. solely with respect to the representations and warranties provided at Section 3(c)
By: /s/William Strickland Name: /s/William Strickland Title: Vice President
THE BANK OF NEW YORK MELLON
By: /s/Samir Pandiri Name: /s/Samir Pandiri Title: CEO Asset Servicing
Date: 7/30/15

[Signature Page to Fund Accounting Agreement]

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EXHIBIT A

List of Funds/Portfolios

Mutual Fund Entity Name	Reference ID	Entity Type
'40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

44

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund – Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund – Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Focused Bond Fund, Inc.	STI	Mutual Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

45

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series

46

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund – Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series

47

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund – Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund – Parent

48

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund – Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund – Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund – Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund – Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund – Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund – Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

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Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

50

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series

51

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

52

SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

▪ Journalize investment, capital share and income and expense activities;

▪ Maintain individual ledgers for investment securities;

▪ Maintain historical tax lots for each security;

▪ Corporate action processing as more fully set forth in the SLDs;

▪ Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

▪ Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

▪ Calculate capital gains and losses;

▪ Calculate daily distribution rate per share;

▪ Determine net income;

▪ Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund's valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund's investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

▪ Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

▪ Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

▪ Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

▪ Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

▪ Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

▪ Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

▪ For money market funds, obtain security market quotes and calculate the market-value Net Asset Value  in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

▪ Financial Statement Preparation & Review

• Prepare the Fund’s annual and semi-annual shareholder reports1

1 Requires “Typesetting Services” as described herein.

for shareholder delivery and for inclusion in Form N-CSR;

• Prepare the Fund’s fiscal quarterly schedule of portfolio holdings1 for inclusion in Form N-Q;

• Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

• Coordinate N-SAR surveys; prepare and file (or coordinate the filing of) the Fund’s Form N-SAR; and

• Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

▪ Typesetting Services

• Create financial compositions for the applicable financial report and related EDGAR files;

• Maintain country codes, industry class codes, security class codes and state codes;

• Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

• Create components that will specify the proper grouping and sorting for display of portfolio information;

• Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

• Process, convert and load security and general ledger data;

• Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

• Generate financial reports using the Vendor’s capabilities which include the following:

o table of contents;

o schedules of investments;

o statement of net assets;

o statements of assets and liabilities;

o statements of operation;

o statements of changes;

o statements of cash flows;

o financial highlights;

o notes to financial statements;

o report of independent registered public accounting firm;

o tax information; and

o additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

• Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

▪ Money Market Fund Services

• Prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto;

• Prepare, on a monthly basis, an electronic file of the portfolio holdings information required by Rule 2a-7(c)(12)

promulgated under the 1940 Act for public website disclosure, subject to BNY Mellon’s timely receipt of all necessary information related thereto;

• File Form N-MFP with the SEC; and

• Provide the electronic file of the portfolio holdings information to the Fund or, at the Fund’s written direction, to an identified third party.

• Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services report, will: (i) access, post reports to or perform any service on a Fund’s website; or (ii) prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

• The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

• Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the money market fund services, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services reports from time to time.

• Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

TAX SUPPORT SERVICES

 BNY Mellon shall provide the following tax support services for each Fund:

▪ Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

• Wash sales reporting;

• QDI reporting;

• DRD reporting;

• PFIC analysis;

• Straddle analysis;

• Paydown adjustments;

• Equalization debit adjustments

• Tax compliance under §851, §817(h);

• Foreign bond sale analysis (§988);

• Troubled debt analysis;

• Estimation of income for excise tax purposes;

• Swap analysis;

• Inflation adjustments;

• §1256 adjustments;

• Market discount analysis;

• OID adjustments;

• CPDI analysis;

• Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

▪ Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

▪ Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

▪ Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

▪ Coordinate a Fund’s annual audit and respond timely and completely to related requests;

▪ Cooperate with each Fund’s independent auditors;

▪ Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

▪ If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

▪ Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

▪ Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

▪ 38a-1 Compliance Support Services:

• Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

• Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

• Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

• Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 1
TO
Fund Accounting Agreement

  This Amendment No. 1 (this “Amendment”) is made and entered into effective as of December 9, 2015 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

  WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

  WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

  NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1. DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2. AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by replacing Exhibit A, in its entirety, with the amended Exhibit A, attached hereto as Attachment A, by adding T. Rowe Price Mid-Cap Index Fund and T. Rowe Price Small-Cap Index Fund on behalf of T. Rowe Price Index Trust, Inc.; by changing the name of T. Rowe Price Inflation Focused Bond Fund, Inc. to T. Rowe Price Limited

Duration Inflation Focused Bond Fund, Inc.; and by changing the Entity Type from Mutual Fund to Mutual Fund—Parent for the T. Rowe Price Balanced Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Inflation Protected Bond Fund, Inc., T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. and T. Rowe Price New Era Fund, Inc.

3. AMENDED ADDRESS FOR BNY MELLON

All references to BNY Mellon’s address at One Wall Street, New York, New York 10286 are hereby replaced with 255 Liberty Street, New York, New York 10286.

4. EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

5. GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

6. COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

 IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

T. ROWE PRICE ASSOCIATES, INC.	THE BANK OF NEW YORK MELLON
By: /s/ David Oestreicher	By: /s/ James E. Cecere
Name: David Oestreicher	Name: James E. Cecere
Title: Vice President	Title: Managing Director
Date: 12/17/2015	Date: 1/8/2016
On behalf of each Fund listed in Amended Exhibit A By: /s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: 12/17/2015

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.	DSG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target Retirement 2005 Fund	TRA	Mutual Fund - Series
T. Rowe Price Target Retirement 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target Retirement 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target Retirement 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target Retirement 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target Retirement 2030 Fund	TRG	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target Retirement 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target Retirement 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target Retirement 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target Retirement 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target Retirement 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target Retirement 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 2
TO
Fund Accounting Agreement

  This Amendment No. 2 (this “Amendment”) is made and entered into effective as of February 23, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

  WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

  WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

  NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1. DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2. AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by replacing Exhibit A, in its entirety, with the amended Exhibit A, attached hereto as Attachment A, by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc. corporation to T. Rowe Price Quantitative

Management Funds, Inc.; by changing the Entity Type of T. Rowe Price Quantitative Management Funds, Inc. to Mutual Fund - Parent; by changing the name of the T. Rowe Price Diversified Small-Cap Growth Fund series to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund; by adding T. Rowe Price QM Global Equity Fund, T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, and T. Rowe Price QM U.S. Value Equity Fund as Mutual Fund – Series of the T. Rowe Price Quantitative Management Funds, Inc.; by changing the Entity Type of the T. Rowe Price Health Sciences Fund, Inc. to Mutual Fund – Parent; by changing the Entity Type of the T. Rowe Price Media & Telecommunications Fund, Inc. to Mutual Fund – Parent; and by removing “Retirement” from the names of the T. Rowe Price Target Retirement Funds series.

3. EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4. GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5. COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This

Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

 IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON
By: /s/Don Brophy
Name: Don Brophy
Title: Vice President
Date: 2/26/16

T. ROWE PRICE ASSOCIATES, INC.
By: /s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: 1/19/16

On behalf of each Fund listed in Amended Exhibit A By: /s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: 1/22/16

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Prime Reserve Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 3
TO
Fund Accounting Agreement

  This Amendment No. 3 (this “Amendment”) is made and entered into effective as of April 27, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

  WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

  WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

  NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1. DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2. AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by adding T. Rowe Price Global Consumer Fund as a Mutual Fund – Series of the T. Rowe Price International Funds, Inc. and by changing the name of T. Rowe

Price Prime Reserve Portfolio to T. Rowe Price Government Money Portfolio.

3. EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4. GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5. COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

 IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON
By: /s/ Michael T. Falvey
Name: Michael T. Falvey
Title: Director
Date: 4/12/16

T. ROWE PRICE ASSOCIATES, INC.
By: /s/David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: April 7, 2016

On behalf of each Fund listed in Amended Exhibit A By: /s/Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: April 8, 2016

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series

AMENDMENT NO. 4
TO
Fund Accounting Agreement

  This Amendment No. 4 (this “Amendment”) is made and entered into effective as of April 30, 2016 (“Amendment Effective Date”) by and between each Fund listed on Exhibit A (each a “Fund” or collectively the “Funds”) to the Fund Accounting Agreement (as defined below), T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

  WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

  WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

  NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

1. DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

2. AMENDED SCHEDULE I

The Fund Accounting Agreement is hereby amended by replacing Schedule I, in its entirety, with the amended Schedule I, attached hereto as Attachment A, by restating the services described under the heading “Money Market Fund Services”.

3. EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

4. GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

5. COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

 IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON
By: __________________________________
Name:
Title:
Date:

T. ROWE PRICE ASSOCIATES, INC.
By: /s/ David Oestreicher
Name: David Oestreicher
Title: Vice President
Date: 7/1/16

On behalf of each Fund listed in Amended Exhibit A By: /s/ Darrell N. Braman
Name: Darrell N. Braman
Title: Vice President
Date: 7/1/16

ATTACHMENT A

AMENDED SCHEDULE I

Schedule of Services

All services provided in this Schedule of Services are subject to the review and approval of the appropriate Fund officers, Fund counsel and accountants of each Fund, as may be applicable. The services included on this Schedule of Services may be provided by BNY Mellon or a BNY Mellon Affiliate, collectively referred to herein as “BNY Mellon”. Additionally, the services provided shall comply with generally accepted accounting principles, regulatory requirements and/or such TRP policies and Instructions as applicable.

VALUATION SUPPORT AND COMPUTATION ACCOUNTING SERVICES

BNY Mellon shall provide the following valuation support and computation accounting services for each Fund:

▪ Journalize investment, capital share and income and expense activities;

▪ Maintain individual ledgers for investment securities;

▪ Maintain historical tax lots for each security;

▪ Corporate action processing as more fully set forth in the SLDs;

▪ Reconcile cash and investment balances of each Fund with the Fund’s custodian or other counterparties as applicable;

▪ Provide a Fund’s investment adviser, as applicable, with the cash balance available for investment purposes at start-of-day and upon request, as agreed by the parties;

▪ Calculate capital gains and losses;

▪ Calculate daily distribution rate per share;

▪ Determine net income;

▪ Obtain security market quotes and currency exchange rates from pricing services approved by a Fund’s investment adviser, or if such quotes are unavailable, then obtain such prices from the Fund’s investment adviser, and in either case, calculate the market value of each Fund’s investments in accordance with the Fund's valuation policies or guidelines; provided, however, that BNY Mellon shall not under any circumstances be under a duty to independently price or value any of the Fund's investments, including securities lending related cash collateral investments (with the exception of the services provided hereunder to Funds utilized for such cash collateral investments), itself or to confirm or validate any information or valuation provided by the investment adviser or any other pricing source, nor shall BNY Mellon have any liability relating to inaccuracies or otherwise with respect to such information or valuations; notwithstanding the foregoing, BNY Mellon shall follow the established procedures and controls to identify exceptions, tolerance breaches, etc. and to research and resolve or escalate any pricing inaccuracies;

▪ Application of the established automated price validation rules against prices received from third party vendors and review of exceptions as identified;

▪ Calculate Net Asset Value in the manner specified in the Fund’s Offering Materials (which, for the service described herein, shall include the Fund’s Net Asset Value error policy);

▪ Calculate Accumulated Unit Values (“AUV”) for select funds as mutually agreed upon between the parties;

▪ Transmit or make available a copy of the daily portfolio valuation to a Fund’s investment adviser;

▪ Calculate yields, portfolio dollar-weighted average maturity and dollar-weighted average life as applicable; and

▪ Calculate portfolio turnover rate for inclusion in the annual and semi-annual shareholder reports.

▪ For money market funds, obtain security market quotes and calculate the market-value Net Asset Value  in accordance with the Fund’s valuation policies and guidelines at such times and frequencies as required by regulation and/or instruction from TRP.

FINANCIAL REPORTING; MONEY MARKET FUND SERVICES

BNY Mellon shall provide the following financial reporting services for each Fund:

▪ Financial Statement Preparation & Review

• Prepare the Fund’s annual and semi-annual shareholder reports1

1 Requires “Typesetting Services” as described herein.

for shareholder delivery and for inclusion in Form N-CSR;

• Prepare the Fund’s fiscal quarterly schedule of portfolio holdings1 for inclusion in Form N-Q;

• Prepare, circulate and maintain the Fund’s financial reporting production calendar and track status of reporting cycles;

• Coordinate N-SAR surveys; prepare and file (or coordinate the filing of) the Fund’s Form N-SAR; and

• Prepare and coordinate the filing of the Fund’s monthly website files and Form N-MFP, as applicable to money market funds.

▪ Typesetting Services

• Create financial compositions for the applicable financial report and related EDGAR files;

• Maintain country codes, industry class codes, security class codes and state codes;

• Map individual general ledger accounts into master accounts to be displayed in the applicable financial reports;

• Create components that will specify the proper grouping and sorting for display of portfolio information;

• Create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter);

• Process, convert and load security and general ledger data;

• Include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters,

“Management Discussion and Analysis” commentary, notes on performance, form of notes to financials, report of independent auditors, Fund management listing, service providers listing and Fund spectrums;

• Generate financial reports using the Vendor’s capabilities which include the following:

o table of contents;

o schedules of investments;

o statement of net assets;

o statements of assets and liabilities;

o statements of operation;

o statements of changes;

o statements of cash flows;

o financial highlights;

o notes to financial statements;

o report of independent registered public accounting firm;

o tax information; and

o additional Fund information as mutually agreed in writing between BNY Mellon and a Fund.

• Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting services, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, change the format or layout of reports from time to time.

▪ Money Market Fund Services

• BNY Mellon shall provide the following information in a mutually agreed upon electronic format to support the website disclosure requirements of the Funds, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems. The Funds acknowledge that BNY Mellon is not responsible for the Funds’ website, for any servicing on the Funds’ website, or for uploading, downloading or maintaining any information on or required to be on the Funds’ website.

o Date.

o Fund identifier.

o Share class.

o Market NAV (rounded to four (4) decimal places).

o Daily liquid assets.

o Weekly liquid assets.

o Shareholder inflows and outflows.

• Assist with the preparation and filing with the SEC of Form N-CR as requested by the Fund or Adviser.

• BNY Mellon shall, or shall cause the Vendor, to: (i) prepare, on a monthly basis, Form N-MFP, subject to BNY Mellon’s timely receipt of all necessary information related thereto that is not maintained on the BNY Mellon systems; and (ii) file Form N-MFP with the SEC, on a monthly basis; and

• Prepare and provide an electronic file of the portfolio holdings information required by Rule 2a-7(h)(10) to the Fund or, at the Fund’s written direction, to an identified third party (the deliverables for the above money market fund services collectively referred to as, the “Money Market Fund Services Reports”).

• Neither BNY Mellon nor the Vendor, in connection with a particular Money Market Fund Services Report, will prepare, provide or generate any reports, forms or files not specifically agreed to by BNY Mellon in advance.

• The applicable Fund acknowledges that it shall be responsible for the retention of any Money Market Fund Services Reports in accordance with Rule 2a-7 promulgated under the 1940 Act or any other applicable rule or regulation.

• Unless mutually agreed in writing between BNY Mellon and a Fund, solely with respect to typesetting of the Money Market Fund Services Reports, BNY Mellon will use the same layout and format for every successive reporting period for the Money Market Fund Services Reports. At the request of a Fund and upon the mutual written agreement of BNY Mellon and the Fund as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the Vendor to, customize Money Market Fund Services Reports from time to time.

TAX SUPPORT SERVICES

 BNY Mellon shall provide the following tax support services for each Fund:

▪ Provide various data and reports as agreed upon in the SLDs to support TRP’s tax reporting and tax filing obligations, including:

• Wash sales reporting;

• QDI reporting;

• DRD reporting;

• PFIC analysis;

• Straddle analysis;

• Paydown adjustments;

• Equalization debit adjustments

• Tax compliance under §851, §817(h);

• Foreign bond sale analysis (§988);

• Troubled debt analysis;

• Estimation of income for excise tax purposes;

• Swap analysis;

• Inflation adjustments;

• §1256 adjustments;

• Market discount analysis;

• OID adjustments;

• CPDI analysis;

• Shareholder tax reporting information (e.g. FTC, UGG income, foreign source income by country, exempt income by state);

▪ Provide data, and reports based on such data, maintained by BNY Mellon on its fund accounting platform as reasonably requested by TRP to support TRP’s obligations to comply with requests from tax authorities and TRP’s tax reporting and tax filing obligations.

▪ Assist with other tax-related data needs as mutually agreed upon in writing from time-to-time.

FUND ADMINISTRATION SERVICES

BNY Mellon shall provide the following fund administration services for each Fund, Series and class:

▪ Calculate Fund approved income and per share amounts required for periodic distributions to be made by the applicable Fund, Series or class;

▪ Coordinate a Fund’s annual audit and respond timely and completely to related requests;

▪ Cooperate with each Fund’s independent auditors;

▪ Supply various normal and customary portfolio and Fund statistical data as requested on an ongoing basis; and

▪ If the chief executive officer or chief financial officer of a Fund is required to provide a certification as part of the Fund’s Form N-Q or Form N-CSR filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, provide a sub-certification in support of certain matters set forth in the aforementioned certification. Such sub-certification is to be in such form and relating to such matters as reasonably agreed to by BNY Mellon in advance. BNY Mellon shall be required to provide the sub-certification only during the term of this Agreement with respect to the applicable Fund or Series and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other law, rule or regulation.

REGULATORY ADMINISTRATION SERVICES

BNY Mellon shall provide the following regulatory administration services for each Fund and Series:

▪ Assist the Fund in responding to SEC examination requests by providing requested documents in the possession of BNY Mellon that are on the SEC examination request list and by making employees responsible for providing services available to regulatory authorities having jurisdiction over the performance of such services as may be required or reasonably requested by such regulatory authorities;

▪ Assist with and/or coordinate such other filings, notices and regulatory matters and other due diligence requests or requests for proposal on such terms and conditions as BNY Mellon and the applicable Fund on behalf of itself and its Series may mutually agree upon in writing from time to time; and

▪ 38a-1 Compliance Support Services:

• Provide compliance policies and procedures related to services provided by BNY Mellon and, if mutually agreed, certain of the BNY Mellon Affiliates; summary procedures thereof; and periodic certification letters.

• Such Compliance Support Services are administrative in nature and do not constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person, and such services are subject to review and approval by the applicable Fund and by the Fund’s legal counsel.

• Provide access to Fund records so as to permit the Fund or TRP to test the performance of BNY Mellon in providing the services under this Agreement.

• Such Compliance Support Services performed by BNY Mellon under this Agreement shall be at the request and direction of the Fund and/or its chief compliance officer (the “Fund’s CCO”), as applicable. BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

AMENDMENT NO. 5
TO
Fund Accounting Agreement

  This Amendment No. 5 (this “Amendment”) is made and entered into effective as of July 19, 2016 (“Amendment Effective Date”) by and between each Fund listed on amended Exhibit A (each a “Fund” or collectively the “Funds”), attached hereto as attachment A, T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office located at 100 E. Pratt Street, Baltimore, Maryland 21202 (“TRP”) and THE BANK OF NEW YORK MELLON, a bank organized under the Laws of the State of New York, having its principal office located at 255 Liberty Street, New York, New York 10286 (“BNY Mellon”).

  WHEREAS, each Fund, TRP, and BNY Mellon have entered into a Fund Accounting Agreement, dated as of August 1, 2015 (the “Fund Accounting Agreement”); and

  WHEREAS, each Fund, TRP, and BNY Mellon desire to amend the Fund Accounting Agreement to reflect certain changes as set forth in this Amendment.

  NOW, THEREFORE, in consideration for the mutual promises contained herein and other good and valuable consideration, intending to be legally bound, each Fund, TRP, and BNY Mellon hereby agree as follows:

6. DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Fund Accounting Agreement.

7. AMENDED EXHIBIT A

The Fund Accounting Agreement is hereby amended by adding T. Rowe Price Institutional Cash Reserves Fund as a Mutual Fund – Series of the T. Rowe Price Institutional Income Funds, Inc.

8. EFFECT ON FUND ACCOUNTING AGREEMENT

In the event of any inconsistency between the terms of this Amendment and the Fund Accounting Agreement, the terms of this Amendment shall be controlling. Except as specifically and only to the extent modified by this Amendment, all of the terms and provisions of the Fund Accounting Agreement shall continue to remain in full force and effect.

9. GOVERNING LAW

The laws of the State of New York and the federal laws of the United States applicable therein shall govern, construe, and enforce all of the rights, duties, and obligations arising out of or related in any manner to, the subject matter of this Amendment, notwithstanding any conflict of laws principles.

10. COUNTERPARTS/FACSIMILE

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment may also be executed and delivered by facsimile or email with confirmation of delivery and/or receipt.

 IN WITNESS WHEREOF, each Fund, TRP, and BNY Mellon have executed or caused this Amendment to be executed as of the Amendment Effective Date by its duly authorized representative.

THE BANK OF NEW YORK MELLON
By: ________________________________
Name:
Title:
Date:

T. ROWE PRICE ASSOCIATES, INC.
By: _________________________________
Name: David Oestreicher
Title: Vice President
Date:

On behalf of each Fund listed in Amended Exhibit A By: _________________________________
Name: Darrell N. Braman
Title: Vice President
Date:

ATTACHMENT A

Amended Exhibit A

Mutual Fund Entity Name	Reference ID	Entity Type
‘40 Act Registered Funds
T. Rowe Price Balanced Fund, Inc.	BAL	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Fund, Inc.	BCG	Mutual Fund - Parent
T. Rowe Price California Tax-Free Income Trust	CAT	Mutual Fund - Parent
California Tax-Free Bond Fund	CAB	Mutual Fund - Series
California Tax-Free Money Fund	CAM	Mutual Fund - Series
T. Rowe Price Capital Appreciation Fund	CAF	Mutual Fund - Parent
T. Rowe Price Capital Opportunity Fund, Inc.	COF	Mutual Fund - Parent
T. Rowe Price Corporate Income Fund, Inc.	CIF	Mutual Fund - Parent
T. Rowe Price Credit Opportunities Fund, Inc.	CRO	Mutual Fund - Parent
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.	DMG	Mutual Fund
T. Rowe Price Dividend Growth Fund, Inc.	DGF	Mutual Fund - Parent
T. Rowe Price Equity Income Fund	EIF	Mutual Fund - Parent
T. Rowe Price Equity Series, Inc.	EQS	Mutual Fund - Parent
T. Rowe Price Blue Chip Growth Portfolio	BCP	Mutual Fund - Series
T. Rowe Price Equity Income Portfolio	EIP	Mutual Fund - Series
T. Rowe Price Equity Index 500 Portfolio	EXP	Mutual Fund - Series
T. Rowe Price Health Sciences Portfolio	HSP	Mutual Fund - Series
T. Rowe Price Mid-Cap Growth Portfolio	MGP	Mutual Fund - Series
T. Rowe Price New America Growth Portfolio	NAP	Mutual Fund - Series
T. Rowe Price Personal Strategy Balanced Portfolio	PSP	Mutual Fund - Series
T. Rowe Price Financial Services Fund, Inc.	FSF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Fixed Income Series, Inc.	FIS	Mutual Fund - Parent
T. Rowe Price Government Money Portfolio	PRP	Mutual Fund - Series
T. Rowe Price Limited-Term Bond Portfolio	LTP	Mutual Fund - Series
T. Rowe Price Floating Rate Fund, Inc.	FRI	Mutual Fund - Parent
T. Rowe Price Global Allocation Fund, Inc.	GAF	Mutual Fund - Parent
T. Rowe Price Global Multi-Sector Bond Fund, Inc.	SNF	Mutual Fund - Parent
T. Rowe Price Global Real Estate Fund, Inc.	GRE	Mutual Fund - Parent
T. Rowe Price Global Technology Fund, Inc.	GTF	Mutual Fund
T. Rowe Price GNMA Fund	GMA	Mutual Fund
T. Rowe Price Growth & Income Fund, Inc.	GIF	Mutual Fund
T. Rowe Price Growth Stock Fund, Inc.	GSF	Mutual Fund - Parent
T. Rowe Price Health Sciences Fund, Inc.	HSF	Mutual Fund - Parent
T. Rowe Price High Yield Fund, Inc.	HYF	Mutual Fund - Parent
T. Rowe Price Index Trust, Inc.	INDX	Mutual Fund - Parent
T. Rowe Price Equity Index 500 Fund	EXF	Mutual Fund - Series
T. Rowe Price Extended Equity Market Index Fund	XMX	Mutual Fund - Series
T. Rowe Price Mid-Cap Index Fund	MCX	Mutual Fund - Series
T. Rowe Price Small-Cap Index Fund	SCX	Mutual Fund - Series
T. Rowe Price Total Equity Market Index Fund	TMX	Mutual Fund - Series
T. Rowe Price Inflation Protected Bond Fund, Inc.	IPB	Mutual Fund - Parent
T. Rowe Price Institutional Equity Funds, Inc.	IEF	Mutual Fund - Parent
T. Rowe Price Institutional Large-Cap Core Growth Fund	LCC	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Growth Fund	LCG	Mutual Fund - Series
T. Rowe Price Institutional Large-Cap Value Fund	LCV	Mutual Fund - Series
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	MCE	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Institutional Small-Cap Stock Fund	SCI	Mutual Fund - Series
T. Rowe Price Institutional U.S. Structured Research Fund	IRF	Mutual Fund - Series
T. Rowe Price Institutional Income Funds, Inc.	IINCF	Mutual Fund - Parent
T. Rowe Price Institutional Cash Reserves Fund	ICM	Mutual Fund - Series
T. Rowe Price Institutional Core Plus Fund	ICP	Mutual Fund - Series
T. Rowe Price Institutional Credit Opportunities Fund	ICO	Mutual Fund - Series
T. Rowe Price Institutional Floating Rate Fund	IFR	Mutual Fund - Series
T. Rowe Price Institutional Global Multi-Sector Bond Fund	IGM	Mutual Fund - Series
T. Rowe Price Institutional High Yield Fund	HYI	Mutual Fund - Series
T. Rowe Price Institutional Long Duration Credit Fund	LDC	Mutual Fund - Series
T. Rowe Price Institutional International Funds, Inc.	IIF	Mutual Fund - Parent
T. Rowe Price Institutional Africa & Middle East Fund	IAM	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Bond Fund	IEB	Mutual Fund - Series
T. Rowe Price Institutional Emerging Markets Equity Fund	IEM	Mutual Fund - Series
T. Rowe Price Institutional Frontier Markets Equity Fund	IFM	Mutual Fund - Series
T. Rowe Price Institutional Global Focused Growth Equity Fund	IGE	Mutual Fund - Series
T. Rowe Price Institutional Global Growth Equity Fund	IGL	Mutual Fund - Series
T. Rowe Price Institutional Global Value Equity Fund	IGV	Mutual Fund - Series
T. Rowe Price Institutional International Bond Fund	IIB	Mutual Fund - Series
T. Rowe Price Institutional International Concentrated Equity Fund	ICE	Mutual Fund - Series
T. Rowe Price Institutional International Core Equity Fund	IIC	Mutual Fund - Series
T. Rowe Price Institutional International Growth Equity Fund	FEF	Mutual Fund - Series
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.	ITF	Mutual Fund - Parent

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Funds, Inc.	PIF	Mutual Fund - Parent
T. Rowe Price Africa & Middle East Fund	AME	Mutual Fund - Series
T. Rowe Price Asia Opportunities Fund	AOF	Mutual Fund - Series
T. Rowe Price Emerging Europe Fund	EEM	Mutual Fund - Series
T. Rowe Price Emerging Markets Bond Fund	EMB	Mutual Fund - Series
T. Rowe Price Emerging Markets Corporate Bond Fund	EMC	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Currency Bond Fund	EML	Mutual Fund - Series
T. Rowe Price Emerging Markets Stock Fund	EMS	Mutual Fund - Series
T. Rowe Price Emerging Markets Value Stock Fund	EMV	Mutual Fund - Series
T. Rowe Price European Stock Fund	ESF	Mutual Fund - Series
T. Rowe Price Global Consumer Fund	GCF	Mutual Fund - Series
T. Rowe Price Global Growth Stock Fund	GLE	Mutual Fund - Series
T. Rowe Price Global High Income Bond Fund	GHI	Mutual Fund - Series
T. Rowe Price Global Industrials Fund	IND	Mutual Fund - Series
T. Rowe Price Global Stock Fund	GLS	Mutual Fund - Series
T. Rowe Price Global Unconstrained Bond Fund	GUN	Mutual Fund - Series
T. Rowe Price International Bond Fund	IBF	Mutual Fund - Series
T. Rowe Price International Concentrated Equity Fund	ICN	Mutual Fund - Series
T. Rowe Price International Discovery Fund	IDF	Mutual Fund - Series
T. Rowe Price International Growth & Income Fund	IGI	Mutual Fund - Series
T. Rowe Price International Stock Fund	ISF	Mutual Fund - Series
T. Rowe Price Japan Fund	JAF	Mutual Fund - Series
T. Rowe Price Latin America Fund	LAM	Mutual Fund - Series
T. Rowe Price New Asia Fund	NAS	Mutual Fund - Series
T. Rowe Price Overseas Stock Fund	OSF	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price International Index Fund, Inc.	IIXF	Mutual Fund - Parent
T. Rowe Price International Equity Index Fund	IXF	Mutual Fund - Series
T. Rowe Price International Series, Inc.	INS	Mutual Fund - Parent
T. Rowe Price International Stock Portfolio	ISP	Mutual Fund - Series
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.	STI	Mutual Fund - Parent
T. Rowe Price Media & Telecommunications Fund, Inc.	MTF	Mutual Fund - Parent
T. Rowe Price Mid-Cap Growth Fund, Inc.	MCG	Mutual Fund - Parent
T. Rowe Price Mid-Cap Value Fund, Inc.	MCV	Mutual Fund - Parent
T. Rowe Price Multi-Sector Account Portfolios, Inc.	MAPS	Mutual Fund - Parent
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	EBS	Mutual Fund - Series
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	ELS	Mutual Fund - Series
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	FRS	Mutual Fund - Series
T. Rowe Price High Yield Multi-Sector Account Portfolio	HYS	Mutual Fund - Series
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	IGS	Mutual Fund - Series
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	MBS	Mutual Fund - Series
T. Rowe Price New America Growth Fund	NAG	Mutual Fund - Parent
T. Rowe Price New Era Fund, Inc.	NEF	Mutual Fund - Parent
T. Rowe Price New Horizons Fund, Inc.	NHF	Mutual Fund - Parent
T. Rowe Price New Income Fund, Inc.	NIF	Mutual Fund - Parent
T. Rowe Price Personal Strategy Funds, Inc.	PER	Mutual Fund - Parent
T. Rowe Price Personal Strategy Balanced Fund	PSB	Mutual Fund - Series
T. Rowe Price Personal Strategy Growth Fund	PSG	Mutual Fund - Series
T. Rowe Price Personal Strategy Income Fund	PSI	Mutual Fund - Series
T. Rowe Price Prime Reserve Fund, Inc.	PRF	Mutual Fund

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Quantitative Management Funds, Inc.	QUANT	Mutual Fund - Parent
T. Rowe Price QM Global Equity Fund	QGE	Mutual Fund - Series
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	DSG	Mutual Fund - Series
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	QSM	Mutual Fund - Series
T. Rowe Price QM U.S. Value Equity Fund	QMV	Mutual Fund - Series
T. Rowe Price Real Assets Fund, Inc.	RAF	Mutual Fund - Parent
T. Rowe Price Real Estate Fund, Inc.	REF	Mutual Fund - Parent
T. Rowe Price Reserve Investment Funds, Inc.	RESFDS	Mutual Fund - Parent
T. Rowe Price Government Reserve Investment Fund	GRS	Mutual Fund - Series
T. Rowe Price Reserve Investment Fund	RES	Mutual Fund - Series
T. Rowe Price Short-Term Government Reserve Fund	GRI	Mutual Fund - Series
T. Rowe Price Short-Term Reserve Fund	REI	Mutual Fund - Series
T. Rowe Price Science & Technology Fund, Inc.	STF	Mutual Fund - Parent
T. Rowe Price Short-Term Bond Fund, Inc.	STB	Mutual Fund - Parent
T. Rowe Price Ultra Short-Term Bond Fund	SBF	Mutual Fund - Series
T. Rowe Price Small-Cap Stock Fund, Inc.	SCS	Mutual Fund - Parent
T. Rowe Price Small-Cap Value Fund, Inc.	SCV	Mutual Fund - Parent
T. Rowe Price State Tax-Free Income Trust	STT	Mutual Fund - Parent
Georgia Tax-Free Bond Fund	GAB	Mutual Fund - Series
Maryland Short-Term Tax-Free Bond Fund	MDS	Mutual Fund - Series
Maryland Tax-Free Bond Fund	MDB	Mutual Fund - Series
Maryland Tax-Free Money Fund	MDM	Mutual Fund - Series
New Jersey Tax-Free Bond Fund	NJB	Mutual Fund - Series
New York Tax-Free Bond Fund	NYB	Mutual Fund - Series
New York Tax-Free Money Fund	NYM	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
Virginia Tax-Free Bond Fund	VAB	Mutual Fund - Series
T. Rowe Price Summit Funds, Inc.	SIF	Mutual Fund - Parent
T. Rowe Price Summit Cash Reserves Fund	SCR	Mutual Fund - Series
T. Rowe Price Summit Municipal Funds, Inc.	SMF	Mutual Fund - Parent
T. Rowe Price Summit Municipal Income Fund	SMI	Mutual Fund - Series
T. Rowe Price Summit Municipal Intermediate Fund	SMT	Mutual Fund - Series
T. Rowe Price Summit Municipal Money Market Fund	SMM	Mutual Fund - Series
T. Rowe Price Tax-Efficient Funds, Inc.	TEF	Mutual Fund - Parent
T. Rowe Price Tax-Efficient Equity Fund	TMC	Mutual Fund - Series
T. Rowe Price Tax-Exempt Money Fund, Inc.	TEM	Mutual Fund
T. Rowe Price Tax-Free High Yield Fund, Inc.	TFH	Mutual Fund - Parent
T. Rowe Price Tax-Free Income Fund, Inc.	TFI	Mutual Fund - Parent
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.	TFS	Mutual Fund - Parent
T. Rowe Price Tax-Free Ultra Short-Term Bond Fund	TUS	Mutual Fund - Series
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.	UBX	Mutual Fund
T. Rowe Price U.S. Large-Cap Core Fund, Inc.	LCF	Mutual Fund - Parent
T. Rowe Price U.S. Treasury Funds, Inc.	USTF	Mutual Fund - Parent
U.S. Treasury Intermediate Fund	USI	Mutual Fund - Series
U.S. Treasury Long-Term Fund	USL	Mutual Fund - Series
U.S. Treasury Money Fund	UST	Mutual Fund - Series
T. Rowe Price Value Fund, Inc.	VAL	Mutual Fund - Parent
'40 Act Registered Fund of Funds
T. Rowe Price Retirement Funds, Inc.	RDF	Mutual Fund - Parent
T. Rowe Price Retirement 2005 Fund	RPJ	Mutual Fund - Series
T. Rowe Price Retirement 2010 Fund	RPA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Retirement 2015 Fund	RPG	Mutual Fund - Series
T. Rowe Price Retirement 2020 Fund	RPB	Mutual Fund - Series
T. Rowe Price Retirement 2025 Fund	RPH	Mutual Fund - Series
T. Rowe Price Retirement 2030 Fund	RPC	Mutual Fund - Series
T. Rowe Price Retirement 2035 Fund	RPI	Mutual Fund - Series
T. Rowe Price Retirement 2040 Fund	RPD	Mutual Fund - Series
T. Rowe Price Retirement 2045 Fund	RPK	Mutual Fund - Series
T. Rowe Price Retirement 2050 Fund	RPL	Mutual Fund - Series
T. Rowe Price Retirement 2055 Fund	RPM	Mutual Fund - Series
T. Rowe Price Retirement 2060 Fund	RPN	Mutual Fund - Series
T. Rowe Price Retirement Balanced Fund	RPE	Mutual Fund - Series
T. Rowe Price Retirement I 2005 Fund—I Class	RBI	Mutual Fund - Series
T. Rowe Price Retirement I 2010 Fund—I Class	RCI	Mutual Fund - Series
T. Rowe Price Retirement I 2015 Fund—I Class	RDI	Mutual Fund - Series
T. Rowe Price Retirement I 2020 Fund—I Class	RFI	Mutual Fund - Series
T. Rowe Price Retirement I 2025 Fund—I Class	RGI	Mutual Fund - Series
T. Rowe Price Retirement I 2030 Fund—I Class	RHI	Mutual Fund - Series
T. Rowe Price Retirement I 2035 Fund—I Class	RII	Mutual Fund - Series
T. Rowe Price Retirement I 2040 Fund—I Class	RJI	Mutual Fund - Series
T. Rowe Price Retirement I 2045 Fund—I Class	RKI	Mutual Fund - Series
T. Rowe Price Retirement I 2050 Fund—I Class	RMI	Mutual Fund - Series
T. Rowe Price Retirement I 2055 Fund—I Class	RNI	Mutual Fund - Series
T. Rowe Price Retirement I 2060 Fund—I Class	ROI	Mutual Fund - Series
T. Rowe Price Retirement Balanced I Fund—I Class	RQI	Mutual Fund - Series
T. Rowe Price Target 2005 Fund	TRA	Mutual Fund - Series

Mutual Fund Entity Name	Reference ID	Entity Type
T. Rowe Price Target 2010 Fund	TRB	Mutual Fund - Series
T. Rowe Price Target 2015 Fund	TRC	Mutual Fund - Series
T. Rowe Price Target 2020 Fund	TRD	Mutual Fund - Series
T. Rowe Price Target 2025 Fund	TRE	Mutual Fund - Series
T. Rowe Price Target 2030 Fund	TRG	Mutual Fund - Series
T. Rowe Price Target 2035 Fund	TRH	Mutual Fund - Series
T. Rowe Price Target 2040 Fund	TRJ	Mutual Fund - Series
T. Rowe Price Target 2045 Fund	TRL	Mutual Fund - Series
T. Rowe Price Target 2050 Fund	TRM	Mutual Fund - Series
T. Rowe Price Target 2055 Fund	TRN	Mutual Fund - Series
T. Rowe Price Target 2060 Fund	TRO	Mutual Fund - Series
T. Rowe Price Spectrum Fund, Inc.	SPC	Mutual Fund - Parent
Spectrum Growth Fund	SPG	Mutual Fund - Series
Spectrum Income Fund	SPI	Mutual Fund - Series
Spectrum International Fund	SPF	Mutual Fund - Series